Listing Report:Supplement No. 214 dated Apr 13, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 451677
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1997	Debt/Income ratio:	20%
Basic (1-10):	4	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 10	Length of status:	3y 1m
Credit score:	760-779 (Mar-2010)	Total credit lines:	27	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,157	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	9%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	terrific-interest	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Private Note
Purpose of loan:
This loan will be used to expand pay off a private note that was needed for minor home repairs.
My financial situation:
I am a good candidate for this loan because I have good credit history and will make my payments on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453405
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$168.47

Auction yield range:	11.04% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2005	Debt/Income ratio:	29%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	1y 11m
Credit score:	680-699 (Apr-2010)	Total credit lines:	10	Occupation:	Medical Technician
Now delinquent:	0	Revolving credit balance:	$3,383	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	awakening976	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I need that for personal use
Purpose of loan:
This loan will be used to? Personal use

My financial situation:
I am a good candidate for this loan because?
I have a good credit and good record
Monthly net income: $

Monthly expenses: $
??Housing: $ 750
??Insurance: $
??Car expenses: $ 120
??Utilities: $
??Phone, cable, internet: $ 49
??Food, entertainment: $150
??Clothing, household expenses $
??Credit cards and other loans: $ 120
??Other expenses: $ 60
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453559
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$23,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 14.17%	Starting monthly payment:	$764.37

Auction yield range:	11.04% - 11.04%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1989	Debt/Income ratio:	49%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 12	Length of status:	3y 0m
Credit score:	760-779 (Apr-2010)	Total credit lines:	58	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$36,524	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	74%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	lshscully	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to?
My husband and I would like to consolidate our credit card debt.? We incurred this debt over the past 1 1/2 to 2 years with sporadic work for my husband, who is a sub contractor.? While we have been able to make all our credit card payments, mortgage, bills, etc and are in good standing, we will never get them paid off or get ahead at this rate.? While our credit scores are good, our debt/income ratio is obviously high due to this credit card debt.? We have 2 young children and just want to break this debt cycle and move forward.? We need a break!?

My financial situation:
I am a good candidate for this loan because??
My husband has since become licensed in another field and has a fulltime job since Feb of this year.? In addition to his FT workload, he has the opportunity for extra hours in his new field as well as still available? subcontractor jobs/income as well.? I am an RN, work FT and have a very secure job with a stable company that provides regular raises and bonus income as well.?? I am also eligible for incentive income with my company.? Again, thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453597
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.16%	Starting borrower rate/APR:	32.16% / 34.57%	Starting monthly payment:	$174.57

Auction yield range:	11.04% - 31.16%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1989	Debt/Income ratio:	75%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	13 / 13	Length of status:	14y 3m
Credit score:	640-659 (Mar-2010)	Total credit lines:	29	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$55,982	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	warrior359	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?I will make th required repayment?

Monthly net income: $ 1900.00

Monthly expenses: $
??Housing: $ 350.00
??Insurance: $ 100.00
??Car expenses: $ 240.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $
??Credit cards and other loans: $ 500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453603
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2006	Debt/Income ratio:	29%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 6	Length of status:	3y 10m
Credit score:	640-659 (Apr-2010)	Total credit lines:	9	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$5,852	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	66%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	auction-eagle6	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fixing my car, paying credit cards
Purpose of loan:
This loan will be used to?
Fix a flat tire on my 2002 Chevrolet Malibu, replace clutch and brakes on my 1994 Nissan 300ZX and pay down credit card.

My financial situation:
I am a good candidate for this loan because? I am in the military and I have a guaranteed income. I will get my yearly bonus (the bonus I received when I joined the military was more then 10,000 so the remaining 5,000 gets spread out over your remaining term. That will total about $1200) in June and I will be deploying in July where I will be making extra money.

Monthly net income: $
3166

Monthly expenses: $
??Housing: $ 925
??Insurance: $ 180
??Car expenses: $ 60
??Utilities: $ 130
??Phone, cable, internet: $ 140
??Food, entertainment: $ 300
??Clothing, household expenses $100
??Credit cards and other loans: $ 400
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453609
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.03%	Starting borrower rate/APR:	14.03% / 16.19%	Starting monthly payment:	$170.96

Auction yield range:	6.04% - 13.03%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1986	Debt/Income ratio:	38%
Basic (1-10):	8	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	24 / 23	Length of status:	28y 3m
Credit score:	760-779 (Apr-2010)	Total credit lines:	43	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$36,278	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	42%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	transaction-miser	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay down Credit Cards
Purpose of loan:
This loan will be used to? Pay down High Interest Cards, Also will lower paymernts.

My financial situation:
I am a good candidate for this loan because? This loan will pay off about half the credit cards and will use another $15000 retirement money to pay off most of the rest, will save $200-$300 a month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453615
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	23.98%	Starting borrower rate/APR:	24.98% / 27.29%	Starting monthly payment:	$377.62

Auction yield range:	8.04% - 23.98%	Estimated loss impact:	6.77%
Lender servicing fee:	1.00%	Estimated return:	17.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1979	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 10	Length of status:	17y 8m
Credit score:	800-819 (Mar-2010)	Total credit lines:	33	Occupation:	Teacher
Now delinquent:	1	Revolving credit balance:	$20,864	Stated income:	$50,000-$74,999
Amount delinquent:	$1,198	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bonus-crescendo	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating
Purpose of loan:
This loan will be used to consolidate some personal debt.? Although my husband and I pay our joint accounts in full each month, I do have a few separate items I would like to consolidate into one monthly payment with a fixed rate.? In addition,?I am looking for an alternative to a credit card as the two I have unjustly raised my rates.? I would like to pay everything off in the fixed timeframe set by Prosper.

My financial situation:
I am a good candidate for this loan because I have exceptional credit history- I have never been late and maintain a great credit profile.? As you can see,?my score is in the 800 range.? The current delinquent amount is incorrect.? I disputed something on a bill?and am waiting?removal (the delinquency has been removed and is evidentally not updated yet).??I have been employed for approximately 17 years at the same enitity.? Finally, my ability to pay is demonstrated in that, should the situation warrant it, my husband's income is more than suffiicent to pay all our basic bills.? Therefore, if necessary, I could apply all my income toward this loan.? Breaking down specifically, our monthly bills include a gas card and credit we pay in full each month (no more than $1500-$2000 as we put all expenses on earnings credit cards) and a mortgage of $1400.? Our total income is over $125,000/ year (monthly bring home about $6500 combined as we put money into IRA/401k).? That leaves around $5100/month in our most expensive months to pay this Prosper loan.? Of course, my income alone is sufficient in that I bring home around $3800/month.? Based upon these numbers, I can obviously afford the payment.? Again, I am looking for a personal alternative to credit cards to pay this down as I have closed most of my cards- including these.??I did this before the credit crisis and was not worried about being able to obtain another large credit line for a balance transfer.? However, since the overall credit situation has changed, this has become increasingly difficult and, consequently, I am ready for an alternative.? Prosper seems to be the perfect solution.? I would like to pay one in full now and the other at a later time.

Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453621
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.45%	Starting borrower rate/APR:	26.45% / 28.78%	Starting monthly payment:	$689.02

Auction yield range:	11.04% - 25.45%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1993	Debt/Income ratio:	18%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 10	Length of status:	0y 5m
Credit score:	700-719 (Apr-2010)	Total credit lines:	65	Occupation:	Doctor
Now delinquent:	0	Revolving credit balance:	$60,227	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	nickel-wicket7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest CCs
Purpose of loan:
This loan will be used to? consolidate credit card debt at a lower interest rate

My financial situation:
I am a good candidate for this loan because? I have stable, good income that is verifiable.? I have a good credit history.

Monthly net income: $ 11600

Monthly expenses: $
??Housing: $ 2990
??Insurance: $?845
??Car expenses: $ 700
??Utilities: $ 300
??Phone, cable, internet: $ 360
??Food, entertainment: $ 1200
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 2200
??Other expenses: $ 1500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453627
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	7	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	15 / 14	Length of status:	1y 8m
Credit score:	640-659 (Apr-2010)	Total credit lines:	52	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$70,275	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	careful-durability6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short Term Liquidity
Purpose of loan:
This loan will be used to provide short term liquidity.? As a partner on a business venture I agreed to accept 50% of salary for a period?between February 1 through May 31, 2010.?

My financial situation:
I am a good candidate for this loan because I have real estate holdings, ownership interests in several business partnerships and a long history of repayment of credit.? Salary as managing partner of business $200K + significant equity split. My credit was used to finance the purchase of?a firm when banks would not lend to a small business.

I have never defaulted, been sued or walked away from any debt in my 30 year credit history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453655
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$723.45

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1985	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Retired
Enhanced (1-5):	3	Current / open credit lines:	3 / 2	Length of status:	5y 8m
Credit score:	660-679 (Apr-2010)	Total credit lines:	16	Stated income:	$25,000-$49,999
Now delinquent:	1	Revolving credit balance:	$3,568
Amount delinquent:	$0	Bankcard utilization:	101%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	violin023	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my card and IRS
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453657
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.72%	Starting monthly payment:	$47.97

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1991	Debt/Income ratio:	128%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	9y 9m
Credit score:	700-719 (Mar-2010)	Total credit lines:	9	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$61,083	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	sincere-peace5	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay credit account off
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453663
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 9.34%	Starting monthly payment:	$159.00

Auction yield range:	3.04% - 8.00%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1991	Debt/Income ratio:	15%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 6	Length of status:	32y 6m
Credit score:	800-819 (Apr-2010)	Total credit lines:	23	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$2,049	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	45%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	marketplace-builder	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	800-819 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	720-739 (Oct-2008)
Principal balance:	$8,205.17	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Pay Off a Land Contract and Sell It
Purpose of loan:
This loan will be used to pay off a land contract that has a balance of $5000. The contract was for $17,000. I believe I can sell the land for $15,000. to $17,000. cash by Summer 2010. A description of the residential lot in Oregon can be found at http://www.hongkongandshanghai.com/Oregon_Lot The ad will not be live on Ebay and Craigslist until it is paid off. The carrier of the land contract is http://www.billyland.com

My financial situation:
I am a good candidate for this loan because I am a 32+ year employee of Allison Transmission in Indianapolis. I made $92,000. in 2009. I don't have a lot of debt. This loan will free up $10,000. cash.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453667
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$235.23

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1996	Debt/Income ratio:	25%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	8 / 3	Length of status:	13y 11m
Credit score:	640-659 (Mar-2010)	Total credit lines:	26	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	blue-charming-fund	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Eliminate my curret debts
Purpose of loan:
This loan will be used to?significantly reduce my current debts by eliminating most or all of my higher debts, and if necessary, some of the smaller ones aswell. And to finance one of my small poetry projects.????????????????????????????????????????????????? ???????????????????????????????????????????????????? financial situation:
I am a good candidate for this loan because??I have a steady and reliable source of income with my employer.? I'm more than willing to work holidays?which will add to my income and ablity to make on time monthly payments, considerably.? I'm scheduled to receive a $1500.00 bouns, minus taxes, from my employer on my 15th anniversary with them which is 5/6/11.? I have approximately $34,000.00 in my 401K? and approximately $43,000.00 in my profit share savings with my employer.? In my past, I had payday loans problems, 13 total, which severely
"crippled" my finances and ruined my credit.? But now, all these problems are fully resolved and my financial situation has improved greatly.? The total of my monthly expenses =?$1967.27
My coverage = $583.99

Monthly net income: $
2551.26
Monthly expenses: $
??Housing:?$250.00
??Insurance: $?(Through employer.? Taken from pay)
??Car expenses:?$150.00
??Utilities: $?N/A (Optional because I live with relatives)
??Phone, cable, internet: $ 239.00
??Food, entertainment: $ 150.00 (? Flexiable)
??Clothing, household expenses $ 150.00 (Flexiable)
??Credit cards and other loans: $ 826.27
??Other expenses: $ 202.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453673
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2001	Debt/Income ratio:	32%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	8 / 6	Length of status:	14y 8m
Credit score:	640-659 (Apr-2010)	Total credit lines:	26	Occupation:	Military Enlisted
Now delinquent:	2	Revolving credit balance:	$4,989	Stated income:	$50,000-$74,999
Amount delinquent:	$1,919	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	13
Screen name:	orange-competent-duty	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Soldier in need of assistance
Purpose of loan: (This is my second attempt)
I am now financially stable but this loan will further help me?pay down on one of my credit cards used for the unexpected move and improve my credit score. I've recently been station in Saint Louis while still maintaining a home in Virginia and hepling my mother in Pennsylvania?which caused my financial status and credit report to change. I am now back in Virginia and am trying to get back on track and improve my credit score. Please, any assistance would be greatly appreciated!
My financial situation:
I am a good candidate for this loan because I fully?understand the importance of having and maintaining a good credit score and have always been current until recently.?

Monthly net income: $ 6900

Monthly expenses: $ 4755
??Housing: $ 1895
??Insurance: $ 290
??Car expenses: $ 200
??Utilities: $ 295
??Phone, cable, internet: $ 250
??Food, entertainment: $ 300
??Clothing, household expenses $ 300
??Credit cards and other loans: $?1065
??Other expenses: $ 160
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453679
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.93%	Starting borrower rate/APR:	23.93% / 26.22%	Starting monthly payment:	$979.90

Auction yield range:	8.04% - 22.93%	Estimated loss impact:	7.54%
Lender servicing fee:	1.00%	Estimated return:	15.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1982	Debt/Income ratio:	26%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 10	Length of status:	10y 10m
Credit score:	780-799 (Apr-2010)	Total credit lines:	24	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$44,582	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	47%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	hotshot02	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
better rates to pay off debt
Purpose of loan:
This loan will be used to? refinance existing debt

My financial situation:
I am a good candidate for this loan because? i been same job and company for going on 12 years,also have great credit,paying off current debt
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453687
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$207.85

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2001	Debt/Income ratio:	19%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 12	Length of status:	0y 6m
Credit score:	760-779 (Apr-2010)	Total credit lines:	23	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$1,156	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	7%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	nickel-animal	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a more reliable vehicle
Purpose of loan:
This loan will be used to purchase a 2003 Saturn LW300 with 50,000 miles.? It will be replacing my current car that has 170,000 miles on it.? My current vehicle is no longer reliable due to it's age and mileage.?

My financial situation:
I am a good candidate for this loan because?my husband and I?have a?solid?financial base.? We are both full time employees, he for the federal government and myself for a small?mapping company.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453691
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	4	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	2 / 2	Length of status:	2y 11m
Credit score:	700-719 (Apr-2010)	Total credit lines:	11	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$53	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	10%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	30
Screen name:	Cu2dtop	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expand Distribution Box Business
Purpose of loan:
This loan will be used to? purchase a used 14 ft Isuzu NPR Box Delivery Truck for my 3 year distribution?box?business. I started with a 93 ford?small cargo van delivering??boxes and packing supplies from my 1 car?garage. Now, I have?a warehouse and 15 additional outlets location that?sell my boxes and packing suppliese boxes.?This truck with help in expansion with deliveries. Likewise, the truck will bring in extra income to the business?from advertising our logo and business?on the?truck.??With your help I can take my company to the next level in 2010. We have been featured locally on Fox and CBS news. Interviewed in several local papers.?Three years in business. Need your help to expand.

My financial situation:
I am a good candidate for this loan because? I am a trust worthy?driven motivated person to be successful in life. I have put my heart and soul in this business and its growing.?I AM FULLY CAPABLE of paying?back in full a 8000?loan regardless of the HR marking on my ad.????

I have a part time job on the weekend besides working?this business full time.

Busniess Monthly?Sales: $ 4000?????????????????????????? Household Yearly Income w/Spouse: $54K 2009 Taxes

Monthly expenses: $?1931
??Housing: $ 776
???Utilities: $ 35
??Phone internet: $120
Advertising:500
Gas expense:500

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453693
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,300.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	21.38%	Starting borrower rate/APR:	22.38% / 24.65%	Starting monthly payment:	$241.84

Auction yield range:	11.04% - 21.38%	Estimated loss impact:	10.52%
Lender servicing fee:	1.00%	Estimated return:	10.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1988	Debt/Income ratio:	21%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 5	Length of status:	3y 1m
Credit score:	680-699 (Apr-2010)	Total credit lines:	15	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$23,479	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Freon	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
No More American Express!
I'm just a guy in Chicago working in Trade Show Productions.? I've developed my career enough that I'm paying off my early 20's worth of fun.?
I have $6000 on my American Express and want to fix the interest and get it paid off! I've also tired of having my interest rate changed, credit limit decreased, and never know what they're going to do next. I want to have a fixed payment and my interest to no longer go to a big corporation. My intention is to pay more then the minimun whenever I have extra overtime and see this disappear. The current interest rate is 16%, so if I can get my Prosper % any lower, the payments will be the same, or lower.

I'm also a Prosper Lender and have helped our community by lending 6 previous loans.

My financial situation:
I'm pulling in $3K a month before extra overtime, and there has been a lot lately.
I've never missed a payment and the only thing lowering my rating is AMEX lowering my available credit by $18k.
Rent is $400+$50 for utilities in a 3 bedroom that I have 2 roommates.
I have 2 other credit cards at 2.9% and 5.9% that I'll start paying more then the minimum after this debt is paid off, but they are fixed for life at this rate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453697
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$215.61

Auction yield range:	11.04% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1992	Debt/Income ratio:	34%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	3y 7m
Credit score:	640-659 (Mar-2010)	Total credit lines:	22	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$22,990	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	8
Screen name:	commitment-legend	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Can i pay you instead?
Purpose of loan:
This loan will be used to pay off about 25% of my outstanding Credit Card balances!

My financial situation:
I am a good candidate for this loan because I am what you would consider income rich and credit poor. Back in 2004-2006 I used my credit cards to help me get through graduate school. For the past 3 years I have been trying to get my balances down, but cannot seem to get ahead. Obviously the 30% interest is working against me and my family. I hope to get a reasonable rate on a prosper loan, and be able to knock out 25% or more of my credit card debt in 3 short years......

Monthly net income: $ 4,000

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 150
??Car expenses: $350
??Utilities: $ 225
??Phone, cable, internet: $ 75
??Food, entertainment: $ 100
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 750
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453703
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$542.59

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1993	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	4 / 4	Length of status:	2y 9m
Credit score:	640-659 (Apr-2010)	Total credit lines:	10	Occupation:	Clergy
Now delinquent:	0	Revolving credit balance:	$4,440	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bid-metronome7	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying taxes and medical bills
Purpose of loan:
This loan will be used to? Pay tax obligations and medical bills

My financial situation:
I am a good candidate for this loan because?
The payment for the consolidation of these items is within my monthly cashflow and I do pay my bills
Monthly net income: $
2,720.50 plus utilities are reimbursed
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 360.00
??Car expenses: $
??Utilities: $ 0 they run around 300.00 but that is reimbursed
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $430.00
??Credit cards and other loans: $ 800.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453709
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$159.88

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1994	Debt/Income ratio:	42%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 8	Length of status:	3y 10m
Credit score:	700-719 (Apr-2010)	Total credit lines:	39	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$18,273	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	54%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	dough-burger3	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Continuing education
Purpose of loan
Improve my education so I ca qualify for a wage increase.
My financial situation:
I have a proven?good credit history?always fully?repaying debt.?

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 150
??Car expenses: $ 50
??Utilities: $?110
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453711
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$159.88

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2001	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 9	Length of status:	2y 4m
Credit score:	740-759 (Apr-2010)	Total credit lines:	17	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$100	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Dependable_Borrower	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Business Venture
Purpose of loan:This loan will be used, in addition to personal funds, for a new business startup. The business will be based out of a seasonal community where restaurants offer deep discounts and amazing specials during off season to draw in year-round local residents. The business will create a website as a centralized source to find all of the local specials. It will generate an income based on advertising from the restaurants.

During season the website will continue to be utilized to list all the specials the restaurants are offering.

Loan Usage Breakdown$2,500 - Website Development & Hosting$1,500 - Legal Fees (Start-up & Contracts)$1,250 - Initial Marketing (Internet & Newspaper)$750 - Sales Materials$500 - Unforeseen CostsProjected Profit: First 12 months $12,500 - $15,000.

My financial situation: I am an ideal candidate for this loan based on my financial history and experience in starting other businesses. Financially, I have never missed a payment on any loan or credit line and have never defaulted on any loans. Over the last 12 months I have reduced my personal debt by over 70% creating a stable cash-flow with less than $175 of my monthly income being used to pay other debts. On the experience front, I have developed and currently operate the premier private bartending service in my tri-county area.

Monthly Net Income: $2500
Monthly expenses: Housing: $ 375Insurances: $150Car expenses: $500 (Car will be paid off in 3 months reducing to $150)Utilities: $165Food, entertainment: $250Household expenses $80Credit cards and other loans: $151Other expenses: $150CASH FLOW: $679
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453715
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$341.78

Auction yield range:	8.04% - 13.00%	Estimated loss impact:	6.79%
Lender servicing fee:	1.00%	Estimated return:	6.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1984	Debt/Income ratio:	38%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	20 / 15	Length of status:	30y 10m
Credit score:	680-699 (Apr-2010)	Total credit lines:	40	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$26,004	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	goodhearted-agreement8	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF LIFE ROBBING CREDIT CARD
Purpose of loan: Debt Consolidation...I have been paying credit card companies above and beyond what is fair for years, I have seen the "light" and don't want to do this anymore...it is my fault I have so much debt..I know this and want to pay everything I owe..but not for these interest rates..I want to be debt "free" in 3 years..
having a goal will give me some piece of mind...I am a "cash only" person now..took me many years to figure this out..to change my ways , but I have done it! It feels good, but just need a lower interest rate.

My financial situation:
I am a good candidate for this loan because? I have? good paying job as well as my husband...too much of our money goes to "finance" charges...yes, we should get a Home Equity....but are trying to do this without putting our house on the line.
Monthly net income: $ My income monthly 4,400 (net), some times 200.00 more with overtime/ husbands is 4,800.00? Lots of bills including student loans for 2 kids (Parent Plus)...NEVER let your child apply to an expensive school...they might "get in" as our daughter did... .she is about to graduate...and we will pay (as well as our daughter) for the nest 25 years...graduate school next...hope it will be worth it! Just found out "graduate "school is giving no $$$? "they ran out"? My poor daughter..they have no TA positions either....she did not get in to the "state" school even though she has been on the Deans List for 4 years at one of the top 10 schools in the country....she is crushed...seems our state has no $$$$ anymore...does not pay to work hard, study hard..it does if you are an athlete though!? PRIORITIES??? Sorry, I am pretty upset right now....

Monthly expenses: $ Everything including bills 7,2002? Housing: $ 1635.41
??Insurance: $ 248.00?? 73.00
??Car expenses: $ 400.00? gas?? Old cars ...no payments
??Utilities: $ 400.00
??Phone, cable, internet: $ 175.00? need to get this lower
??Food, entertainment: $ 450.00? food only? no entertainment? we work all the time
??Clothing, household expenses $ 0?? I always included this in the "food" budget
??Credit cards and other loans: $ 3800?? this is ridiculous.... Other expenses: $ savings 300.00? Why ????? (emergencies)? Also am paying Parent Plus Loans at a rate of 512.00 per month..I am on a 10 year plan? I am going to consolidate these loans as the rate is 8% and I need to pay off CREDIT CARDS FIRST...
?? I am looking for a lower interest rate. This "prosper" site tells me to ask for 22% interest. WHY would I do that when my rates are around 21% on the credit cards.
?? I would just be transferring debt for a bigger rate. Please help! I feel as if I have paid lots of $$$ and am not getting ANYWHERE....Thank you for reading my issues, I hope someone can help.? ? ?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453717
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.48%	Starting borrower rate/APR:	9.48% / 9.82%	Starting monthly payment:	$320.24

Auction yield range:	3.04% - 8.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1990	Debt/Income ratio:	3%
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 3	Length of status:	1y 10m
Credit score:	840-859 (Apr-2010)	Total credit lines:	29	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$1,364	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	8%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	auction-seagull0	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Building a pool
Purpose of loan:
This loan will be used to build a pool.

My financial situation:
I am a good candidate for this loan because I have an excellent credit history and pay my owed debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453721
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$409.66

Auction yield range:	11.04% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2003	Debt/Income ratio:	29%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	2 / 2	Length of status:	0y 0m
Credit score:	700-719 (Apr-2010)	Total credit lines:	2	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$8,207	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	52%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	OfficeCandidate2010	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Officer Candidate Needs Help
Purpose of loan:
This loan will be used to purchase more dependable transportation to get me through until commissioning.

My financial situation:

I have a B.S. in Electrical Engineering, just graduated in August of 2009.? I am 24 years old and have been officially selected by the United States Air Force as an Officer Candidate.? I am currently awaiting a class date assignment for Officer?s Training School in Montgomery, AL.? I have an official letter from the Air Force to prove this.? Unfortunately, the wait for an OTS class date assignment is very, very long so in the meantime I have picked up a job for a local business driving truck which pays me $11.50 per hour, plus time and ? for overtime.? It works for now.? ? Except for a cell phone and $500 Chase visa card, which are both in good standing, I have no debt at all.? That?s a good thing but in this case it?s a bad thing.? My car is on its last leg and I have a street bike which has also seen better days.? I need to get a more dependable mode of transportation, definitely used but good enough to get me back and forth to work and get me down to Maxwell AFB and around until I graduate Basic Officers training and can afford something better.? I do not own a home but I don?t pay rent either; it?s just as easy for me, and definitely cheaper, to continue living at home until I ship out, which looks to be no earlier than the end of July.? I have been told by my employer that the job I have is mine until I leave so I am guaranteed an income.? Also, I will be paid $2000 a month for the 11 ? weeks I will be at OTS.? I have no problem with making the payments, but because I have never had a loan before I have been turned down by the banks.? My mom is not in a financial position to qualify as a co-signer.? Please help!!!? I promise I am a worthy investment.? I have never been in trouble; I am a competitive runner and as such I don?t drink or use drugs of any kind.? I am in excellent physical condition and have a great work ethic.? Please take a chance on me!

Monthly net income: $ 1560

Monthly expenses: $
??Housing: $0
??Insurance: $170
??Car expenses: $?100
??Utilities: $ 0
??Phone, cable, internet: $60
??Food, entertainment: $ 300
??Clothing, household expenses $0
??Credit cards and other loans: $ 25
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453723
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2004	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 7	Length of status:	0y 3m
Credit score:	660-679 (Apr-2010)	Total credit lines:	14	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$1,569	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	point-paladin	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Student Loan
I am taking out a student loan for the purpose of finish my undergraduate degree in the summer of 2010. I am a responsible lender due to my credit score and history and hope this loan enables to me pay for the final course of my degree.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453727
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$259.99

Auction yield range:	11.04% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2000	Debt/Income ratio:	29%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	13 / 12	Length of status:	5y 8m
Credit score:	660-679 (Apr-2010)	Total credit lines:	27	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$28,916	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	systematic-affluence	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	700-719 (Jan-2010)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate my credit card debt.

My financial situation:
I am a good candidate for this loan because I consistently pay my bills on time, and don't miss payments. While I can make the payments I currently have, with lower interest rates I can pay more each month and get rid of my debt faster. I have taught for 6 years in the same public school and my job is stable. I own half of a condo and will spend the summer working for extra money.

Monthly net income: $ 3,100

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 90
??Car expenses: $ 500
??Utilities: $ 150
??Phone, cable, internet: $ 60
??Food, entertainment: $ 300
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 530
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453729
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	13 / 9	Length of status:	0y 3m
Credit score:	660-679 (Apr-2010)	Total credit lines:	28	Occupation:	Student - College G...
Now delinquent:	0	Revolving credit balance:	$3,006	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	calm-return286	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Single Mom in College
Purpose of loan:
This loan will be used to? pay for expenses related to school and the cost of living not covered by unemployment payments, child support and my part-time job. This includes books for school, tuition payments and medical bills.

My financial situation:
I am a good candidate for this loan because? I am a 26 year old single mom balancing motherhood (I have a 3 year old boy), school and?a part-time job. Fortunately, I am able to live with my father and not pay rent, utilities, etc. but there are times where expenses pop up that aren't covered by my fixed income (including recent medical bills from a dental procedure I had to have done).?This loan would be a God-send and give me a bit of breathing room.

Monthly net income: $ 1500

Monthly expenses: $ 380
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 80 (gas)
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453733
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 13.35%	Starting monthly payment:	$589.64

Auction yield range:	3.04% - 12.00%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	10.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1994	Debt/Income ratio:	10%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 11	Length of status:	2y 4m
Credit score:	820-839 (Apr-2010)	Total credit lines:	18	Occupation:	Doctor
Now delinquent:	0	Revolving credit balance:	$6,782	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	13%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	special-velocity1	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Free in Three
Hi, when we bought our house a year ago, we got a great deal on it.? At the time we used our credit cards to pay bills so we could buy a better interest rate on the home loan.? We have a great home loan now 5% and are doing well, but now the promotion credit card rates are expiring and the regular rates are starting to apply.? Even though I have a great job and we have extra every month, it seems that credit cards are just slow to pay down.? My wife does the bills and pays them every month.? With a fixed loan rate and a three year payoff, I think this would both save us money on interest and the structure of a three year loan will get us out of debt sooner.

About me, I am a physician.? I work in an Emergency Room.?? I have a good job and am doing well.? I even recently got a promotion.? All our bills are current, and we live within our means.? The only debt we have came from student loans, buying the house and a car when our family grew to needing two car seats.? We got a nice used minivan for a good price.

I have worked hard to have good credit, and I plan to keep it that way.? When you?re a doctor, it?s like living in a glass house.? I have to be squeaky clean because everything I do comes under scrutiny by my job, my licensing board and my peers.? I'll be able to pay off this loan comfortably with my current income, and I am also starting to do some moonlighting to earn some extra money and have a buffer.? We have savings for emergencies and keep several months worth of reserves.? We have a retirement account and disability insurance.?

I am excited about the idea of community lending.? I am looking forward to being part of the success of this idea by being a great borrower, and when I am out of debt I will become a lender too.?

Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453735
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$275.79

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1999	Debt/Income ratio:	18%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	15 / 15	Length of status:	1y 8m
Credit score:	780-799 (Apr-2010)	Total credit lines:	50	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$14,893	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	first-class-asset	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Newly minted frugalista!
I am a responsible individual with good credit and a stable job that pays well.? Due to a recent divorce and unexpected bills, I have incurred credit card debt that I want more than anything to pay down.? I would like to consoliate that debt into one monthly payment and not worry about variable APRs.? I would much rather pay you for my credit than the credit card companies and, in exchange, receive the comfort that comes along with knowing that my debt will be paid off in 3 years.?

For those wondering about the difference in my loan request and my revolving credit balance, I am receiving a bonus at the end of the month that I will use to pay down the remaining amount.

Thank you for considering me as an investment opportunity!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453739
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$405.57

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1985	Debt/Income ratio:	28%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 12	Length of status:	17y 8m
Credit score:	780-799 (Mar-2010)	Total credit lines:	34	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$54,563	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	42%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	pious-commitment	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Candle Supplies debt consolidation
Purpose of loan:
My wife and I own a small business called Connie?s Candles Inc.? We have a retail store located in Southern Ohio, and also sell online at www.conniescandles.com.? We have the opportunity to acquire the customer base of a nearby pack-and-ship service whose owners are retiring.? We would like to free up cash flow from high interest credit card debt in order to advertise and promote the new location of these services, and to purchase supplies, scales, and other office equipment to support it.? Adding a new income flow with an established pack-and-ship service, will ultimately help diversify our retail presence in the area.? We have the experienced staff already in place for shipping and packing and local relationships with shipping services established.

My financial situation:
I believe we are good candidates because my wife and I have maintained good credit scores and have solid repayment histories on loans.? We are committed to keeping this business running for our employees and our community.? While we both own this company, my wife Connie manages the day to day operations.? I am employed by USEC (United States Enrichment Corp.) in the health physics/radiation protection field.? I have a level Q government clearance, which requires periodic background investigations, including personal and financial histories.? I feel this goes a long way in expressing how seriously I take my obligations. My thanks to all those interested in funding this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453745
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$160.01

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1996	Debt/Income ratio:	17%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	6y 4m
Credit score:	640-659 (Apr-2010)	Total credit lines:	20	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$8,709	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	24
Screen name:	blooming-truth	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying an Engagement Ring
Purpose of loan:
This loan will be used to purchase a 1.05 carat Diamond from BlueNile.com to be set in a gorgeous setting already purchased from Jared The?Galleria of Jewelry. I plan on proposing to my beautiful girlfriend while we're in Vegas at the end of the month.

My financial situation:
I am a good candidate for this loan because my credit report/score does not reflect my true credit worthiness.? I?ran into some trouble?12 years ago when I was?a stupid kid in College. ?As an adult,?I have done everything I can to rebuild and restore my credit.??For the last 6+ years, I haven't?missed or had a late payment on any loan, credit card, utility, etc and all derogatory/delinquent items should fall off my credit?report?this year.? I'm now?a model citizen?when it comes to credit, but the?tightening limits on lending have kept me from obtaining a loan the "traditional" way.? I am as credit worthy as anyone and take pride in making payments on time (not to mention I don't want to take a chance of hurting my credit anymore. I've suffered with the indignity of having poor credit for a long time and I'm not ever going back there!? I want to eventually buy my first home with my new wife and I'm not going to take any chance that my credit gets dinged.)

I'm open to discuss any and all matters of my past credit history with anyone who is interested in making this loan; I have nothing to hide.

Monthly net income: $3,600.00

Monthly expenses: $995.00
??Housing: $400.00
??Insurance: $0.00
??Car expenses: $0.00
??Utilities: $130.00
??Phone, cable, internet: $65.00?
??Food, entertainment: $100.00
??Clothing, household expenses $0.00
??Credit cards and other loans: $300.00?

I have plenty of disposable income each month to make the appropriate payment on the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453753
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$63.95

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1979	Debt/Income ratio:	10%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 8	Length of status:	23y 4m
Credit score:	720-739 (Apr-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,999	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	wrangler6	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
help for family
Purpose of loan:
This loan will be used to? help my brother??????????

My financial situation:
I am a good candidate for this loan because? i have i good jbo? for 23 years
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453757
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1996	Debt/Income ratio:	5%
Basic (1-10):	2	Inquiries last 6m:	8	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	3 / 0	Length of status:	1y 7m
Credit score:	640-659 (Apr-2010)	Total credit lines:	14	Occupation:	Analyst
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	respectful-felicity	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving Expense-Please help
Purpose of loan:
This loan will be used to move. I have a great deal on an apartment rental here in New York, only problem is that I will need 1st month's security deposit $1,200, 1st month's rent, $1,200 and Broker's fee which is also one month's rent...$1,200.. I only have about $500 saved up due to a recent injury on my back. I make about $3,600 a month net, and have been sharing an apartment with my boyfriend for over 5 yrs..
I feel it's time to move foward with my life, and I really would like to move. I will wholeheartely be so thankful if I succeed in obtaining this loan.
My financial situation:
I am a good candidate for this loan because currently my profile rating is based on the experian credit scoring system. They currently have me listed as late on one of my 7 accounts yet no balance is due. When I called to inquire as to why this is so, they stated that if prior deliquencies are posted as current they will not be able to fix that. I am a dedicated worker whom credit rating does reflect who I really am. I have a citibank account for the last 3 years which I have never been late on, I also have department stores card which have never reported me late on anything and student loans from my undergrad which I am almost done paying back.
I want to buy a home in the near future and wouldn't want to damage my credit. I will be able to pay back up to $500 a month, I simply do not want to miss out on this opportunity.
Thank you,

Monthly net income: $ 3,600

Monthly expenses: $
??Housing: $ 0 (?I live with boyfriend)
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 250
??Other expenses: 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453763
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$318.39

Auction yield range:	17.04% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	5	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	2 / 2	Length of status:	8y 7m
Credit score:	640-659 (Apr-2010)	Total credit lines:	5	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$2,888	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	sensible-asset1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay credit cards
Purpose of loan: Debt consolidation

This loan will be used to pay off credit cards and child medical costs.

My financial situation: very good - credit score of 729 when I checked it on 3/31/2010

I am a good candidate for this loan because I am honest, hard working and reliable. My wife and I are providing our 11 year old boy with a home and education.

Monthly net income: $3,750

Monthly expenses:

Housing: $1,500

Insurance: $100

Car expenses: $100 (gas only - both cars owned in full)

Utilities: $100

Phone, cable, internet: $200

Food, entertainment: $300

Clothing, household expenses $50

Credit cards and other loans: currently $100 (want to pay off in full)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453765
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$612.25

Auction yield range:	11.04% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2001	Debt/Income ratio:	43%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	1y 0m
Credit score:	700-719 (Apr-2010)	Total credit lines:	16	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$11,281	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Traderising	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 95% )	700-719 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	1 ( 5% )	680-699 (Jun-2008)
Principal balance:	$7,567.47	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Low risk, high reward
I spent the past year solidly building my product and business.? I have built incredible value into the business.? I have a product that is ready for market and the infrastructure to sell it.? Everyone I speak with gets excited and wants to get involved.

My income would have been much higher if I had paid myself a salary from the business?-no point because I would have had to pay additional tax on my own money.

My bank manager said the bank does not lend working capital without home equity as collateral but that I would qualify if I had it, and even said he would introduce me to potential investors.
With this loan I need just 21 new customers each month paying $25/mo.

The loan will support me as I go about finding customers and investors.? I know how and where to find customers and have access to angel investors through family connections.

I invite you to visit my web site and try my product to understand why people would buy the product and invest in the business.

Thanks
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453769
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1988	Debt/Income ratio:	13%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 2	Length of status:	13y 1m
Credit score:	700-719 (Apr-2010)	Total credit lines:	15	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$11,959	Stated income:	$75,000-$99,999
Amount delinquent:	$5,605	Bankcard utilization:	74%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	exponential-benefit	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off American Express
Purpose of loan:
This $12,000 loan will be used to pay off my outstanding American Express balance, at less than 50 cents on the dollar. (I owe Amex $26,000, but they are willing to take $12,000 to clear the account.)

My financial situation:
I am a good candidate for this loan because, until I got behind with Amex last fall when I moved apartments, I had a 20+ year clean credit history. I still have a good history with my other credit obligations.

Monthly net income: $4,115

Monthly expenses: $
??Housing: $1,350
??Insurance: $0
??Car expenses: $0
??Utilities: $50
??Phone, cable, internet: $89
??Food, entertainment: $400
??Clothing, household expenses $
??Credit cards and other loans: $500
??Other expenses: $220
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453771
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2000	Debt/Income ratio:	19%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 7	Length of status:	8y 5m
Credit score:	620-639 (Apr-2010)	Total credit lines:	38	Occupation:	Engineer - Electric...
Now delinquent:	0	Revolving credit balance:	$19,952	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Jorge69	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 90% )	620-639 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	3 ( 10% )	600-619 (Oct-2007)
Principal balance:	$1,318.08	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Debt Consolidation
Purpose of loan:
Debt Consolidation, we are getting rid of high interest rate credit cards.

My financial situation:
We need to get out of high interest credit cards.

Monthly net income: $ 5300

Monthly expenses: $ 4900
??Housing: $ 1500
??Insurance: $ 150
??Car expenses: $ 200
??Utilities: $ 250
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453775
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$271.29

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1991	Debt/Income ratio:	12%
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	4 / 2	Length of status:	1y 8m
Credit score:	640-659 (Apr-2010)	Total credit lines:	17	Occupation:	Administrative Assi...
Now delinquent:	2	Revolving credit balance:	$1,070	Stated income:	$25,000-$49,999
Amount delinquent:	$9,069	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	7
Screen name:	competent-agreement6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funeral expense
Purpose of loan:
This loan will be used to?help pay funeral expenses?

My financial situation:
I am a good candidate for this loan because? I have only a few bills

Monthly net income: $ 1800.00

Monthly expenses: $
??Housing: $ 100.00
??Insurance: $ 45.00
??Car expenses: $ 100.00
??Utilities: $?100.00
??Phone, cable, internet: $40.00
??Food, entertainment: $150.00
??Clothing, household expenses $300.00
??Credit cards and other loans: $200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453777
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2005	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	7 / 4	Length of status:	5y 3m
Credit score:	720-739 (Mar-2010)	Total credit lines:	11	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$396	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	22%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	usergd182	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 96% )	720-739 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 4% )	720-739 (Feb-2010) 700-719 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Mainly improve credit score
To whom it may concern,

? I am taking out this loan for the main purpose of improving my credit score and the minor purpose of fixing up my family's recently purchased house. It is a great investment opportunity for you as there is no risk involved. I have a full time job as a carpenter making $25 an hour, have 2 savings accounts with over $7000 in them and am investing in a house in Des Plaines. I don't really have any expenses other than my insurance, cell phone and car payments. All of my other money I am either saving or putting into the house I am fixing up to sell.

??? I have only taken out 1 loan before and that had to be done with a cosigner because my credit was too light. The loan was for the 2007 Pontiac G6 that i recently purchased. I am about half way finished with paying that off but my credit remains very light and my score is only 700. I would like to be able to get a loan by myself and after paying off this loan my credit score should get a lot higher. Lending to this loan will help both of us out and be a great and safe investment for you.

Thank you for your time and help.

Sincerely
JMG

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453783
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$127.91

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2007	Debt/Income ratio:	13%
Basic (1-10):	9	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 8	Length of status:	3y 2m
Credit score:	720-739 (Apr-2010)	Total credit lines:	13	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$2,088	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	12%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Capit0l	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Build History and pay down auto
Purpose of loan:
This loan will be used to build history on prosper.and pay down auto loan at? the same time.

Total Monthly Income $4500- $5000
Total Monthly Expenses-? $1350-$1500

As a Surgical Nurse my job is secure.
2 of the 3 inquires are because i changed?my checking account and they did two credit checks one when i opened up the account and 1 when i ordered checks .

1?Inquiry was in 2009-??When i?got preapproved for a?mortgage but decided to pay cash?instead because the property was a Bank owned condo they offered me a huge discount for cash purchase. Still waiting for my $8000 first time home buyer credit from the IRS

I have more that enough in saving and checking account to pay for this loan.

This loan will be used to pay down my auto loan at the same time build history as a borrower on prosper. .My auto loan is?@7.25%?but i am willing to take this loan on prosper at a rate.

I am a lender like you with $5700 invested
http://www.ericscc.com/lenders/Capit0l?

My?monthly payments are setup to be automatically debited from my checking account so will never be late.
I will keep this loan for a minimum term of 12 months so that lenders can earn a good return on investment.

Thanks

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453905
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2004	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	4y 6m
Credit score:	620-639 (Apr-2010)	Total credit lines:	29	Occupation:	Waiter/Waitress
Now delinquent:	0	Revolving credit balance:	$8,489	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	1/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bettyspaghetti	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 82% )	620-639 (Latest)
Principal borrowed:	$4,600.00	< mo. late:	4 ( 18% )	620-639 (May-2008)
Principal balance:	$2,105.60	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Last Semester in College!
Purpose of loan:
This loan will be used to fund my last semester at school and help with living expenses through the summer. I will be taking on a full load of classes M-F morning through most nights and will not be able to work as much as I do now. I will continue working Friday night through Sunday night at a restaurant I have worked at for over 4 years I have always supported myself and paid for college myself without relying on my parents, etc. I chose to do a Prosper loan over a regular school loan because I would like to pay it off as soon as possible without jumping through the hoops of a government loan. Not to mention, if people are willing to help me I am more than happy to pay the interest of the loan to them-we are all helping each other!

I am so excited to be this close to being finished with school. I am an English Education major and have a couple of job prospects for the fall-I just need to get through the summer. I am currently Student Teaching and am loving every minute of it-I can't wait to be in a classroom of my own!

This loan is going to help me so much in getting to this next step and appreciate your help in doing so!

My financial situation:

I currently have a Prosper loan and I have never been late on a payment. I always pay my bills on time, if not early. Although my credit shows as poor, it is only because I do have a large debt to income ratio-which has never impeded me from paying my bills!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453929
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$380.54

Auction yield range:	8.04% - 24.56%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	11 / 9	Length of status:	5y 7m
Credit score:	760-779 (Apr-2010)	Total credit lines:	27	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$35,265	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	cozy-commitment	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Telephone card / VOIP startup
Purpose of loan:
This loan will be used to start a telephone card business which i discovered a few months ago. This cards are mainly used by foreigners in the US calling their home country. The amount i am seeking is just to complete what i have saved up for the project. The business is a VOIP telephone card. I have done the card design, the server have been bought and and appropriate softwares have been sourced. I need this money to buy bulk minutes from major carriers and terminating companies. Every time you make a call?I ?will be making money on my website or physical card bought at the gas stations. My target market is latinos, africans and asia.
Please bid with confidence as i know its going to be a success.

My financial situation:
I am a good candidate for this loan because i have no deliquencies, much debts . I always pay my bills on time evidenced by my credit report.. I will surely pay up this loan. Thanks
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453941
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.48%	Starting borrower rate/APR:	8.48% / 8.82%	Starting monthly payment:	$189.35

Auction yield range:	3.04% - 7.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	1y 9m
Credit score:	800-819 (Apr-2010)	Total credit lines:	25	Occupation:	Investor
Now delinquent:	0	Revolving credit balance:	$4,756	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	10%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	LJRfinancialGroup	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	18 ( 100% )	800-819 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	800-819 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Financial Services Professional
Purpose of loan:
This is my second loan request from the Prosper community.? The first loan was fully-funded, paid on-time-every-time, and paid-off early.? This loan will be used to purchase and upgrade the computers in my office.? I now have four people in my business (including myself) and we need to upgrade our computers and network to be able to work more efficiently.

I have worked in the business?and financial services arena for about ten?years now.??My employment background includes?a?consulting firm, a regional bank, and an investment firm.? Since 2008, my firm has gone from startup to stabilization and growth.? We specialize in financial planning, retirement planning, estate & legacy planning, and business planning.

My income has grown substantially and in 2009 I made a record income.? I want to borrow the money to upgrade the computer system so I won't have to tie up a lot of my capital at this time.

My educational background includes an MBA from a state school and all of the appropriate licenses to offer financial services.? If you have any questions for me, please don't hesitate to contact me.

Thank you!

My financial situation:
I am a good candidate for this loan because:
(1) I have an excellent credit rating
(2)?I have enough money in investment accounts/savings to pay off this loan
(3) I have other established lending arrangements for short-term use (lines of credit)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453959
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.50%	Starting borrower rate/APR:	19.50% / 21.73%	Starting monthly payment:	$73.82

Auction yield range:	11.04% - 18.50%	Estimated loss impact:	10.44%
Lender servicing fee:	1.00%	Estimated return:	8.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1985	Debt/Income ratio:	16%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 4	Length of status:	9y 11m
Credit score:	680-699 (Mar-2010)	Total credit lines:	9	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$4,826	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	upright-nickel7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Upgrade Bathroom
Purpose of loan:
This loan will be used to? Upgrade my bathroom

My financial situation:
I am a good candidate for this loan because? My credit score is 690 plus, i own my own home, and have been on my job for ten years.? I was approved at 26% with prosper, but i feel i am not a risk and withdrew my listing, because 26% is too high.? I am willing to pay up to 19% but after that i feel like i am dealing with a loan shark. I have been at my address since 1995.? I owner financed my place then 4 years ago i went to Bank of America and financed with them,? A year ago i refinanced with Bank of America because the rate was better.? I did receive cash back, and in this market that is not easy to do.? If i am such a risk, the bank would not give me cash back.? I did renovations to my place, but i calculated wrong and i am still a little short to upgrade my bathroom. I had a bankruptcy 8 years ago, and since then have built my credit up, financed 3 cars , and received a home loan.? I have no reason not pay this loan back. I have 2 credit cards and have never been late..? I have never been late with my car payments or my mortage.? Prosper can verify this because they ran my credit report.? I'm just looking for a loan to make my place a better home.

Monthly net income: $ 2743.00

Monthly expenses: $ 1842.00
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453965
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$127.91

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1994	Debt/Income ratio:	88%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 11	Length of status:	4y 7m
Credit score:	700-719 (Apr-2010)	Total credit lines:	23	Occupation:	Medical Technician
Now delinquent:	0	Revolving credit balance:	$10,129	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	top-peace-matrix	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Father & Son time on dirt bikes
Purpose of loan:
This loan will be used to?build a father/son relationship. They have a hard time finding something in common and we have found that riding dirt bikes is that common ground. 37 year old working dad, 12 year old son have found dirt bikes to buy and would like to be able to get them!!!

My financial situation: Make decent money but owe some medical bills and credit cards.
I am a good candidate for this loan because?I will definitely pay it off!!

Monthly net income: $ 1400-me, 3500-husband

Monthly expenses: $
??Housing: $800
??Insurance: $120
??Car expenses: $600
??Utilities: $400
??Phone, cable, internet: $300
??Food, entertainment: $600
??Clothing, household expenses $150
??Credit cards and other loans: $400
??Other expenses: $250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453971
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.48%	Starting borrower rate/APR:	10.48% / 10.83%	Starting monthly payment:	$584.87

Auction yield range:	3.04% - 9.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1996	Debt/Income ratio:	20%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 9	Length of status:	1y 1m
Credit score:	800-819 (Apr-2010)	Total credit lines:	36	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$13,940	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	36%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	rupee-oracle	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?pay off my credit cards and allow me to pay off my balances sooner and within a fixed period of time.

My financial situation:
I am a good candidate for this loan because I am very much a finacially responsible person. My car is paid off. I am a homeowner.?I am never late on paying bills (and that is a very literal "never").? I pay extra on my credit cards every month and have stopped using them in order to pay them off faster, but it's not happening fast enough (for me)?and I am hoping to lock into a reasonable interest rate/payment plan/term.? I admit it is my own fault for getting into this credit card mess - it is the result of youthful inexperience when I was fresh out of college along with some?poor life decisions/situations.? I hope to have this debt cleared in 3 years, maximum.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453977
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 24.87%	Starting monthly payment:	$37.71

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1993	Debt/Income ratio:	>1000%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 6	Length of status:	5y 7m
Credit score:	640-659 (Apr-2010)	Total credit lines:	11	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$9,182	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	10
Screen name:	wise-wealth-handshake	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a bill
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453983
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.03%	Starting borrower rate/APR:	15.03% / 17.20%	Starting monthly payment:	$277.44

Auction yield range:	6.04% - 14.03%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1994	Debt/Income ratio:	8%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 6	Length of status:	17y 4m
Credit score:	720-739 (Apr-2010)	Total credit lines:	21	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$85,160	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	newest-truth-breeze	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of Credit cards
Purpose of loan:
This loan will be used to consolidate some bills that accured through my divorce. I would like to pay off my last bill from my attorney and a Doctor's bill I have.I also would like to pay off my credit cards.

My financial situation:
I am a good candidate for this loan because I have been at the same job for over 17 years and also own a Landscaping businees that I do part time. I'm not responsible for the mortgage payment at the house that I still own with my ex wife.I just want to start out with a clean slate and will make all my payments on time and will be paying this loan off before the term is over. Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453989
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 14.17%	Starting monthly payment:	$432.03

Auction yield range:	11.04% - 11.04%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1988	Debt/Income ratio:	45%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 9	Length of status:	11y 10m
Credit score:	760-779 (Apr-2010)	Total credit lines:	39	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$20,855	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	20%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	coin-surfer2	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest Credit One
Purpose of loan:
This loan will be used to? pay off my account with Credit One (nka Resurgent), I am currently paying 17.99% interest.? My requests for a lower rate in spite of the fact I make payments on time, have been denied.
My financial situation:
I am a good candidate for this loan because I am conscientous about making payments on time, have never been behind or late and my goal is to be debt-free within the next 2-3 years?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454001
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$534.67

Auction yield range:	17.04% - 21.00%	Estimated loss impact:	35.69%
Lender servicing fee:	1.00%	Estimated return:	-14.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	15 / 13	Length of status:	15y 7m
Credit score:	640-659 (Apr-2010)	Total credit lines:	40	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$34,517	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	thewindowtinter	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 97% )	640-659 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	1 ( 3% )	660-679 (Feb-2008) 660-679 (Jan-2008) 660-679 (Dec-2007) 660-679 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
Inventory expansion & upgrade
Hello and thanks for considering my loan offer.? I am a returning Prosper borrower.? I paid off my last loan 2 months early.? I am very happy with the way that Prosper helped my business in the last 3 years.? I am in the process of paying down business credit cards that I had obtained in 2008-2009, and prefer the fixed payments of a Prosper loan over varying interest rates & fees etc.?

Purpose of loan:

This loan is to be used for increasing inventory for the busy summer car audio & electronics season.? Purchases are as follows:
? $5000 for head units from Pioneer, JVC, & Kenwood. ? $6000 for amplifiers, subwoofers & coaxials from Planet Audio, SPL, & SoundStream.? $3000 for additional installation supplies such as wiring & integration modules.

My financial situation:
I am? moving into my 16th year of operation at Performance Autosound.? Business has been improving all year and sales are up 35% over 2009.? 2008-2009 were very challenging years, but 2010 show good signs of growth & potential.? Personally, I have been able to maintain all debts current, and do have some cash reserves tucked away.? The funding from Prosper would be used for fresh new inventory.? I? did have one late payment of 10 days on a Prosper payment.? I actually tried to pay it on the day due but had missed the withdrawal by 3 hours.? At that time it stated that any additional payment would take 2 days so I let the automatic payment system re-try which took 10 days.? I also missed 2 Bank of America payments by one day (both loans are due on same day and would not schedule for last day of month)? which dinged me for another couple of late payments about 9 months ago.

By cutting staff & other expenses over the last 2 years I have managed to maintain profitability with the business even in this economy.? The re-payment of this loan comes directly from the business, and compared to other inventory financing, Prosper is the most cost effective.

I am offering this loan listing at a fixed 22% which is 7% higher than my previous loan.? I can't see listing at 30%+ due to it not making financial sense with other options I have available.

Thanks again for your consideration,
Bob
Performance Autosound
www.performanceautosoundweb.com

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454019
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$904.31

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2002	Debt/Income ratio:	56%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 6	Length of status:	5y 11m
Credit score:	660-679 (Apr-2010)	Total credit lines:	22	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$32,366	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	repayment-cleansing0	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt
Purpose of loan:
This loan will be used to consolidate debts that I acquired from building my business. I have owned and operated my own company in addition to my insurance income since 1999. With the economic downturn we have all?experienced I lost money that was invested into the?technological development of that company. It is posed to be profitable in the next 2-3 months and I hope to pay this and other debt down at that point.?

My financial situation:
I am a good candidate for this loan because other than the last two months I have never had a late payment in my life. I have a 401k at around $13k, prior to my situation it was over $24k, but I took money out to pay some of the debt off. I made over $100k last year with both my insurance book of business and my company and plan to be back to the level in the next 3-4 years.

Monthly net income: $ 3,750.00

Monthly expenses: $ 2,722.00
??Housing: $?950.00
??Insurance: $?24.00
??Car expenses: $ 788.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 110.00
??Food, entertainment:?minimal
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 500.00
??Other expenses: minimal

*Once the credit card payments are gone I will have extra income to pay on the loans.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454049
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$159.88

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2002	Debt/Income ratio:	4%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	4y 3m
Credit score:	740-759 (Apr-2010)	Total credit lines:	6	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$5,172	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	22%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	RichDadPoorDad	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying the IRS - Beats Their Rate!
Purpose of loan:

I am paying back the IRS for back taxes due to a 1099 I didn't expect.? The fees & interest for credit cards and/or the IRS payment agreement made me try Prosper.com instead.? Thanks for viewing my listing!

My financial situation:

I am a hedge fund accountant working in New York.? Single, no kids. =)?? I am financially responsible and pay my bills on time (always).? I have a small credit card balance of approx $10,000 which I wrote myself checks at 2.99% (back in 2003-2004).? With the $10,000, I invested in a 5% CD with Citibank & have continued to make payments so?the balance is?about $5,000 now in 2010.???

I hold most of my investments in stocks, 401(K) and bonds worth about $50,000 (estimated).? I also own an investment property in Denver Colorado.? Last I checked, Mint.com said it was worth $144,086.00.?

Monthly net income: $

$3500 Net.? After 401(K), Taxes, MTA Transit Check.?

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 50
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 1,000
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 300
??Other expenses: $ 250 (misc)..

Total:? $3,100

Rest goes into savings.? 'When it rains, it pours.'

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454055
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2000	Debt/Income ratio:	34%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 5	Length of status:	9y 10m
Credit score:	660-679 (Apr-2010)	Total credit lines:	14	Occupation:	Truck Driver
Now delinquent:	1	Revolving credit balance:	$20,525	Stated income:	$50,000-$74,999
Amount delinquent:	$1,569	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	magical-affluence7	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
getting caught up plus some
Purpose of loan:
This loan will be used to?
get caught up on some bills and to build a savings so i never get behind again????
My financial situation:
I am a good candidate for this loan because?
I have a steady good paying job and my wife just became and RN and received a substantial raise????

Monthly net income: $
4200
Monthly expenses: $
??Housing: $800
??Insurance: $ 150
??Car expenses: $ 350
??Utilities: $ 275
??Phone, cable, internet: $ 230
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 900
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454067
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$167.27

Auction yield range:	11.04% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2002	Debt/Income ratio:	10%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	2 / 1	Length of status:	2y 1m
Credit score:	640-659 (Apr-2010)	Total credit lines:	3	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$7,259	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	hopeful-rate4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
SOS
Purpose of loan:
This loan will be used to? Pay off a credit card

My financial situation:
I am a good candidate for this loan because?I'm never late with my payments and have a good job?

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $820
??Insurance: $25?Renters (Apartment)
??Car expenses: $00?I drive company car they pay gas and insurance
??Utilities: $150
??Phone, cable, internet: $75
??Food, entertainment: $500
??Clothing, household expenses $200
??Credit cards and other loans: $1000
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452452
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,025.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.01%	Starting borrower rate/APR:	11.01% / 13.13%	Starting monthly payment:	$131.79

Auction yield range:	4.04% - 10.01%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2004	Debt/Income ratio:	10%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	3y 8m
Credit score:	700-719 (Apr-2010)	Total credit lines:	12	Occupation:	Student - College G...
Now delinquent:	0	Revolving credit balance:	$5,047	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	44%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	diplomatic-currency8	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off two of my credit cards and the reserve/advance line on my checking account.

My financial situation:
I am a good candidate for this loan because I have two stable jobs and am currently able to support myself well.? I would just like a loan with a much lower interest rate than what I am currently paying on my credit cards (all three?are over 21%).

Monthly net income: $ ~2,800

Monthly expenses: $ ~2630
??Housing: $ ~800
??Insurance: $ ~20
??Car expenses: $ ~60
??Utilities: $ ~100
??Phone, cable, internet: $ ~200
??Food, entertainment: $ ~1000
??Clothing, household expenses $ ~50
??Credit cards and other loans: $ ~400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452526
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$357.84

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2001	Debt/Income ratio:	19%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	4y 1m
Credit score:	640-659 (Apr-2010)	Total credit lines:	8	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,489	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	commitment-uprising	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit repair and used car loan
Purpose of loan:
This loan will be used to repair my credit score and buy a decent used car

My financial situation:
I am a good candidate for this loan because, I pay all my bills on time. I've never been late for any payments. I'm 27 with a decent income. ($2,000/mo) I should have a credit score in the mid 700's, but recently I went through a divorce. During the past six months I've used a lot of my available credit, and that will lower a person's credit score. Lesson learned! I'm starting over from here. I want to repair my credit score to be able to buy a?more reliable?car. I currently drive a '93 with no A/C. It really needs to be replaced.?I also plan to?refinance this loan for a lower rate sometime soon. Probably after my score gets better, and hopefully with in the next year. My current monthly expenses are about $800/mo. Not bad! I can afford to pay this loan off early. Thanks for considering me for this loan.

Monthly net income: $ $2000

Monthly expenses: $
??Housing: $ 425
??Insurance: $ 45
??Car expenses: $0
??Utilities: $ 0
??Phone, cable, internet: $0
??Food, entertainment: $ 100
??Clothing, household expenses $50
??Credit cards and other loans: $ 100
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453192
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1991	Debt/Income ratio:	30%
Basic (1-10):	1	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	10 / 10	Length of status:	3y 0m
Credit score:	640-659 (Apr-2010)	Total credit lines:	59	Occupation:	Tradesman - Mechani...
Now delinquent:	0	Revolving credit balance:	$7,966	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	28
Screen name:	wise-transaction-gazer	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay down loan
Purpose of loan:
This loan will be used to? pay off two high interest credit cards.????

My financial situation:
I am a good candidate for this loan because? althought I had a set-back?a few years ago, when both my wife got laid offed, I've since paid all my outstanding debt, brought all accounts current and brought my credit score back up to the mid 600's. I also brought a house in Jan/2009 and plan to rent part of the house for rental income. I also plan to buy a second rental home in 2012.?

Monthly net income: $ 23282

Monthly expenses: $
??Housing: $ 844
??Insurance: $ 35
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $?30
??Food, entertainment: $?75
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 270
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453600
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$874.64

Auction yield range:	11.04% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1988	Debt/Income ratio:	13%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	12 / 12	Length of status:	9y 4m
Credit score:	720-739 (Apr-2010)	Total credit lines:	31	Occupation:	Doctor
Now delinquent:	0	Revolving credit balance:	$349,001	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	balanced-order9	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Community Residential Facility
Purpose of loan:
This loan will be used to pay staff for the first 45 days of operation.?? I am opening a residential care facility for the mentally disabled and need capitol to pay staff before the first state payments come in.

My financial situation:
I am a good candidate for this loan because I am a physician with a good salary and the payments for care of these residents is very high, around $600 per day.?? This is paid by the State.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453606
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,750.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$183.87

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1997	Debt/Income ratio:	35%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	4y 8m
Credit score:	760-779 (Apr-2010)	Total credit lines:	22	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$8,249	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	yield-friend	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating High Interest Debt
This is a relisting - To pay off one of our two remaining credit cards. The interest rates on credit cards are just crazy! My husband and I are good candidates for this loan because I am a Technical Trainer for a large company. We are getting ready to launch a brand new product (website application) that will need to be taught to all of our clients and employees. (Over 500 people)My husband works in medical supplies and delivery.

List of balances Our gross income $4580.00. Two Credit cards: $8000 total. Student Loan $2,000 Cell Phone/Internet $200/month Pets $50/month Food/Other $400 Mortgage $900 Insurance $200/month ? usually pay this ahead so it is done mid-year) Taxes $250 month.

THANK YOU for taking the time to review our listing and for working with us.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453624
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.03%	Starting borrower rate/APR:	16.03% / 18.21%	Starting monthly payment:	$633.09

Auction yield range:	6.04% - 15.03%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1983	Debt/Income ratio:	8%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 3	Length of status:	1y 11m
Credit score:	740-759 (Apr-2010)	Total credit lines:	15	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$34,703	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	We_The_People_USA	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Education for growth
What a blessing to be at Prosper.? It's nice seeing Americans helping other Americans!
Purpose of loan:
This loan will be used to further Education and enhance growth. My financial situation:
I am a good candidate for this loan because if you look at my credit profile, I have a HIGH fico score---Which is strong evidence supporting my dependability to pay ALL bills on time!I currently work in Pharmaceuticals.? I have over 30 years of experience in the work force.?
Monthly income:$6,500.00
Monthly Expenses:
Land Line Phone$31.00?
?Cell Phone$85.00
?Electric$150.00
Groceries??$300.00
Car Insurance?$65.00
Water?$25.00?
Gas for car$350.00
Cable?$125.00
Leisure?$200.00
Housing?$250.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453634
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2000	Debt/Income ratio:	33%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 8	Length of status:	10y 10m
Credit score:	620-639 (Apr-2010)	Total credit lines:	23	Occupation:	Truck Driver
Now delinquent:	3	Revolving credit balance:	$2,277	Stated income:	$50,000-$74,999
Amount delinquent:	$27,098	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	8
Screen name:	jpp1972	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	20 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	620-639 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
special needs
Purpose of loan:
This loan will be used to?get my son special shoes.He?needs some custom made shoes and special furniture?

My financial situation:
I am a good candidate for this loan because?I need some help now.I will repay every cent.Please help?if you can?

Monthly net income: $ 4400.00

Monthly expenses: $
??Housing: $ 1421????
??Insurance: $ 100.00
??Car expenses: $ 0.00
??Utilities: $ 175.00
??Phone, cable, internet: $ 180.00
??Food, entertainment: $300.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 200.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453646
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2002	Debt/Income ratio:	Not calculated
Basic (1-10):	2	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 4	Length of status:	0y 2m
Credit score:	640-659 (Apr-2010)	Total credit lines:	10	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$21,736	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	diligent-order	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a new car for work travel
Purpose of loan:
This loan will be used to purchase a new car for traveling to work.

My financial situation:
I am a good candidate for this loan because I have never defaulted or missed payment on any of my debts.

Monthly net income: $ 3,300

Monthly expenses: $2,810
??Housing: $ 1,400
??Insurance: $ 80
??Car expenses: $?200
??Utilities: $ 50
??Phone, cable, internet: $ 80
??Food, entertainment: $ 400
??Clothing, household expenses $ 200?
??Credit cards and other loans: $ 400
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453648
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$1,061.29

Auction yield range:	17.04% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	9 / 9	Length of status:	1y 6m
Credit score:	700-719 (Apr-2010)	Total credit lines:	27	Occupation:	Attorney
Now delinquent:	1	Revolving credit balance:	$207,954	Stated income:	$100,000+
Amount delinquent:	$843	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	awe-inspiring-vigilance	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Virtual Professional Services
Purpose of loan:
The purpose of the loan is to provide working capital necessary to fully develop a business law practice that operates virtually, i.e., entirely ?in the cloud? and without brick and mortar and its associated overhead.? Loan proceeds will be applied towards the purchase of capital equipment, the acquisition/development of IT infrastructure, limited marketing and business development, and the elimination of existing debt to smooth out cash flow.

My financial situation:
The single most important driver of profitability among U.S. law firms ? regardless of location or practice area ? has been an inexorable march of attorney billing rates.? My own rate while I was a partner at an international law firm was an exorbitant ? but ?market? ? rate of $750/hour.? Billing rates of this magnitude are necessary to support ballooning industry overhead and compensation, and, all indications are that the business community has reached a saturation point vis-?-vis the cost of services.? The new model is simple:? (1) I have been a partner at a major firm and can therefore provide advice of comparable sophistication and quality, (2) I have no associates, so?the partner that gives the ?pitch? actually does the work, (3) I have no marble-floored, high rent offices with museum quality artwork for clients to subsidize via billing rates, (4) availability ? a client will never have an associate, a paralegal or a secretary return a call because I don?t have any, and, (5) billing rates that stop the insanity because they are unburdened by overhead.???

My current platform operates according to the model just articulated.? Our organization is distributed in nature ? partners are spread across the country, each operates virtually, and each shares a common IT and accounting infrastructure.? Importantly, partners are functionally self-employed:? you engage your own clients, generate as much or as little revenue (and thus income) as you wish, and pay out of pocket for infrastructure (100% of your home office setup, a shared percentage of shared infrastructure).? There are?short term advantages to my current platform.? That said, on a long term basis it will be far more lucrative for me to operate on my own ? something that will take time and additional capital.? It is for this purpose that I am seeking financing.? I will use the loan proceeds in the manner noted above.???

I would articulate my perfect scenario as follows:? considerably more capital than the program allows?with the incremental amount being used for the purpose of retiring more debt, and a deferred payment start date ? perhaps 30 to 60 days post-closing.? Conversely, since I expect to pay this loan off in full well before maturity, I am not overly concrned with?the rate of interest.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453654
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.99%	Starting monthly payment:	$61.54

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1994	Debt/Income ratio:	10%
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	2 / 2	Length of status:	5y 10m
Credit score:	640-659 (Mar-2010)	Total credit lines:	25	Occupation:	Analyst
Now delinquent:	2	Revolving credit balance:	$457	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	60%
Public records last 12m / 10y:	0/ 3	Homeownership:	No
Delinquencies in last 7y:	17
Screen name:	serene-power2	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help pay for school
Purpose of loan:
This loan will be used to help pay for grad school

My financial situation:
I feel I am a good canidate for this due to my low outstanding debt only two open payment ever. My car loan and my credit card which only has $465 dollars on it and I usually pay it off every month. I am in the process of rebuilding my credit from falling on tough times a couple of years ago. My credit score is now over 640 all of my bills are paid on time. Have the ability to pay this off in 3 months. If you have any questions let me know. All of my payments are current and I work as a software consultant and have been with the same company for the last 4 years.

Monthly net income: $3000

Monthly expenses: $
??Housing: $0.00/paid off
??Insurance: $136
??Car expenses: $330
??Utilities: $200
??Phone, cable, internet: $180
??Food, entertainment: $300
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453658
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$384.51

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1986	Debt/Income ratio:	17%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 13	Length of status:	22y 6m
Credit score:	700-719 (Mar-2010)	Total credit lines:	40	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$17,785	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	hunney1021	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
There must be someone out there willing to earn a high rate of return to assist someone in dire need. This loan will be used to consolidate several high interest rate loans that I had to acquire as?my inlaws one of whom has Alheimer's had to move? in with us and we had to install?a bathroom and close off a room.?I would use this loan to pay off 3 loans that I currently pay 680.00 a month on due to high interest rates. This loan would allow me to free up 1/2 that amount and still pay this loan. Our household is totally stressed out based on this financial situation.

My financial situation:
I am a good candidate for this loan because I always pay my bills and need to lower my payments. I have been employeed by the same company for over 21 years and will have the loan payments automatically deducted from my checking account.

Monthly net income: $ 6200.00

Monthly expenses: $
??Housing: $ 2100.00
??Insurance: $ 148.00
??Car expenses: $ 400.00
??Utilities: $ 375.00
??Phone, cable, internet: $ 175.00
??Food, entertainment: $ 700.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 600.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453664
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1992	Debt/Income ratio:	26%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	1y 4m
Credit score:	660-679 (Apr-2010)	Total credit lines:	17	Stated income:	$50,000-$74,999
Now delinquent:	0	Revolving credit balance:	$7,718
Amount delinquent:	$0	Bankcard utilization:	101%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	cash-perfume	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying medical expenses not covered
Purpose of loan:
This loan will be used to?pay medical expenses not covered by my military Tricare health insurance, pay down credit balances incurred (using credit to pay monthly bills)?

My financial situation:
I am a good candidate for this loan because? I retired from the Navy after 20 yrs recently.? My best friend, love of my life, and husband of many years, also Navy, was a fraud.? He lost a 24 yr career, and is serving 6 years for sexually abusing one of our 3 children.? I have been left to pick up the pieces and to try and put our lives back together.? Unfortunately, I was left with considerable debt and my daughter's ongoing treatment as a result of her trauma is not fully covered by my Tricare medical insurance.? We live a simple frugal life but need to catch up right now.? I am fortunate in the fact that all of my income is secured for my lifetime and will only increase with cost of living and will not decrease.? I am also a disabled veteran (90% disability rating).? My family just needs temporary assistance with this loan.? Thank you.

Monthly net income: $ 54600.00

Monthly expenses: $
??Housing: $ 900.00
??Insurance: $ 58.00
??Car expenses: $ 55.00
??Utilities: $ 425.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 125.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 1020.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453670
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1973	Debt/Income ratio:	12%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	3 / 4	Length of status:	13y 9m
Credit score:	620-639 (Apr-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	5	Revolving credit balance:	$441	Stated income:	$25,000-$49,999
Amount delinquent:	$13,733	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	46
Screen name:	grandma59	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-679 (Nov-2009) 680-699 (Sep-2009) 640-659 (Jun-2008) 640-659 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
paying off hospital bill
Purpose of loan:
This loan will be used to?pay off the co pay on hospital bill?

My financial situation:
I am a good candidate for this loan because?i have a steady job and have paid off previous loan early i have no credit card debt?

Monthly net income: $ 3000.oo
Monthly expenses: $
??Housing: $ 600
??Insurance: $ 200
??Car expenses: $ 300
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453672
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$542.59

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1995	Debt/Income ratio:	21%
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 3	Length of status:	11y 9m
Credit score:	660-679 (Apr-2010)	Total credit lines:	32	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$770	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	5
Screen name:	sophisticated-loot	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want ONE Payment Every Month
Purpose of loan:
This loan will be used to pay off two loans and one credit card that I currently have open. The payments are at different times every month and it's making things hard for me to budget and save for my wedding in a year and a half. We've been together three years and can't wait to get married! I just need someone to loan me the money to consolidate so I can have one manageable payment every month at a low interest rate.

My financial situation:
I am a good candidate for this loan because I am a responsible, college-educated, hard working 33-year old who has never declared bankruptcy, and has done my best to pay my bills on time. I've been at the same job for almost 12 years and I own my own home. My credit score is currently "fair" because I tried to let one loan become "past due" so they would settle the account. Stupid decision. I have never claimed to be a financial genius. Since then, my spending has decreased dramatically. My goal is to be debt-free by age 40, if not before. Right now, I can comfortably make a loan payment that's around $500 a month.

Monthly net income: $4800 (combined with my fianc?'s GI Bill. Disabled Vet back in school full-time.)

Monthly expenses: $3227
??Housing: $1115
??Insurance: $42
??Car expenses: $320 ($40 a week in gas money. Car has been paid off for years!)
??Utilities: $230 (stupid condo fees)
??Phone, cable, internet: $170
??Food, entertainment: $600 (This is high because I am doing Jenny Craig to lose 50 lbs. for my wedding. The food is pretty pricey, but I don't spend money going out to eat anymore.)
??Clothing, household expenses $100 (IF I decide to shop for clothes that month.)
??Credit cards and other loans: $650
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453676
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1990	Debt/Income ratio:	19%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 10	Length of status:	14y 9m
Credit score:	660-679 (Apr-2010)	Total credit lines:	32	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$6,184	Stated income:	$50,000-$74,999
Amount delinquent:	$2,070	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	tag70	Borrower's state:	NewJersey	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Restarting
Purpose of loan:
This loan will be used to consolidate some debt so I can start saving some money?

My financial situation:
I am a good candidate for this loan because I make enough money to cover my debt but interest rates and past mistakes are making it difficult to catch up

Monthly net income: $ 2984

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 87
??Car expenses: $ 300
??Utilities: $ 105
??Phone, cable, internet: $ 180
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453696
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	4 / 2	Length of status:	12y 3m
Credit score:	680-699 (Mar-2010)	Total credit lines:	21	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$627	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	15
Screen name:	ebluemountain	Borrower's state:	NorthCarolina	Borrower's group:	Apple User Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	680-699 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-659 (May-2009) 640-659 (May-2008)
Principal balance:	$1,977.04	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Inventory Boost for eBay Store
Purpose of loan:
This loan will be used expand my eBay store with books, watches and more, continually adding new items I make. I am trying to diversify to attract more traffic and sales. Jewelry sales are slow at this time of year so I am applying seasonal info to the stock. I am expanding and leveraging my inventory with the new auction format on eBay. I have wholesalers in place to work with and have already added 50 Jewelry books, some watches and next clocks and unique fine quality home gift items. I have a perfect 100% rating after 9 years online.? www.emasterjeweler.com.? Visit my store! Buy something while your at it if you like what you see! My financial situation: things are tight. I am also selling 4k in collectibles on on eBay starting this week to help get my small war chest going which this small loan will contribute to, diversifying my online inventory . I have good credit over 680 considering? I was in a bad car wreck a few years ago and couldn't work for 6 months. That's when Prosper helped me the first time, so that's why my credit got hurt years back. We have been 100% on time ever since? The extra inventory will help general an anticipated forecast rate of 2XROI or in plain English 2X? investment over the next 6-8months, by rolling up traffic and sales through the xmas season to a broader market!. Also by adding lower priced items I will get back my Power Seller Rating on eBay which fell off due to slow business after Christmas. This is the second time listing this we got half way on it last week so lets try again. Thanks to all 14 bidders!

I am a good candidate for this loan because?I have successfully shown with my improving credit and loan payments I maintained the current loan from prosper no problem and have been making money. I am a business and prefer a prosper loan involving real people instead of credit cards. Applying these funds will help us grow that much more this year!? VISIT my store at www.emasterjeweler.com. If you need something made I do custom work or buy one of my sculpted pieces in 14KT or Sterling Silver! I make lots of animals and symbols for people. A side note, my wife has a full time job. We are stable.? You can see, you wont go wrong on this business loan! I would rather go this route instead of a bank credit card . Thanks for the support!

Monthly net income: $ 3200

Monthly expenses: 2700$
??Housing: $1100
??Insurance: 200$
??Car expenses: 200$
??Utilities:300 $
??Phone, cable, internet: 110$
??Food, entertainment:300 $
??Clothing, household expenses 150$
??Credit cards and other loans: 800$
??Other expenses:100 $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453708
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.02%	Starting borrower rate/APR:	10.02% / 12.37%	Starting monthly payment:	$48.41

Auction yield range:	4.04% - 9.02%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2005	Debt/Income ratio:	26%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 8	Length of status:	6y 8m
Credit score:	720-739 (Apr-2010)	Total credit lines:	16	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$207	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	AnGeL_LoVeR	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	15 ( 100% )	720-739 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	720-739 (Jul-2009) 720-739 (Jun-2008) 700-719 (Feb-2008) 700-719 (Nov-2007)
Principal balance:	$3,346.11	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Please help! One payment needed
About Me
Fist of all I would like to say that this would be my?fourth loan through prosper, I am?up-to-date on my payments on my current loan and I?have paid?both?previous loans off early and completely.?

I am currently employed Full Time at a Laboratory located in Spokane, WA. I have been employed?with this company for over?6 years.?I have appected a new position?(beginning in three weeks) for Providence Health and Services (affiliate of my current employer) and I have a little shopping I need?to do. This position is an advancement within the company and the dress code is now professional/formal. This means that I will no longer be able to wear jeans and comfortable attire to work. I will have to go out and do a bit of shopping to vamp up my wardrobe.

I am an honest person and pay my bills on time monthly :)

I do live with my fianc? who is employed with Providence Health and Services as well, although, I am?only using my income stats.?

Monthly income:$2,300 (Using only my income)?
Housing: $ 693 (includes mortgage, tax?and home owners insurance)??
Insurance: $?60 (auto)??
Car expenses: $ 70 (gas and misc. /no car payment)??
Utilities: $?155 (comfort level billing)??
Phone, cable, internet: $?120?
Food, entertainment: $? 200??
Clothing, household expenses $ 150?
Credit / Personal Loans / Health: $?300?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453726
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2006	Debt/Income ratio:	8%
Basic (1-10):	1	Inquiries last 6m:	9	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	3 / 2	Length of status:	1y 2m
Credit score:	640-659 (Apr-2010)	Total credit lines:	3	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$632	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	luminous-vigilance	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a used car for myself.
Purpose of loan:
This loan will be used to purchase a used car from a private owner.

My financial situation:
I am a good candidate for this loan because after having a solid history of dependability in paying back debt in the past, I have learned to become a reliable person. I am never late and I am on time with my payments. I am highly confident in myself upon my existing abilities to pay back a loan. A loan is something I would never take lightly. I understand it is a big responsibility and something one must utilize in a smart manner. In my time at my current job I have stayed committed to my work, so I do have a steady income. I will take this commitment with me anywhere I go and that includes being committed to paying off this new loan should I be fortunate to be approved. Thank you for considering my loan application and I look forward to hearing from you!

Monthly net income: $1,280

Monthly expenses: $
??Housing: $0
??Insurance: $0
??Car expenses: $0
??Utilities: $0
??Phone, cable, internet: $67
??Food, entertainment: $0
??Clothing, household expenses $0
??Credit cards and other loans: $200
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453742
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.50%	Starting borrower rate/APR:	11.50% / 11.85%	Starting monthly payment:	$478.15

Auction yield range:	3.04% - 10.50%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1991	Debt/Income ratio:	10%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	3y 2m
Credit score:	800-819 (Mar-2010)	Total credit lines:	10	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$10	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	fabulous-integrity7	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
INVESTMENT OPPORTUNITY
Purpose of loan:
For a $25,000 investment? (of which I currently?have?nearly?half) I have the opportunity to become a 10% owner in an email marketing company.? I need another $14,500 to make the investment. The current owners have spent the last three years and nearly a $500,000 of their own dollars in developing the online service.? The product is in beta testing and is set for launch May 1st 2010.? The main impediment to entering the computer software business is the cost of research and development ? all of which is now nearly completed.? Once the product is launched the monthly overhead costs will be minimal and virtually all sales will be profit.? This represents a great opportunity for me.? If however it does not work out the way I hope, I will have no problem making the loan payment.

My financial situation:
I would be a great candidate for the following reasons:

My home is fully paid off.??
I have extremely good credit.?
I am professionally employed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453748
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1986	Debt/Income ratio:	12%
Basic (1-10):	2	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	4 / 3	Length of status:	20y 5m
Credit score:	760-779 (Mar-2010)	Total credit lines:	15	Occupation:	Police Officer/Corr...
Now delinquent:	1	Revolving credit balance:	$59	Stated income:	$50,000-$74,999
Amount delinquent:	$14,336	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	just-gettin-by	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	760-779 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	660-679 (Oct-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Home Improvement/Debt Consolidation
Purpose of loan:
This loan will be used to?? Consolidate debt, as well as put in a back patio on our house.? I already have the manpower lined up, I just need to purchase the supplies.

My financial situation:
I am a good candidate for this loan because??? I am trustworthy, and understand the value of a dollar.? This will be my second Prosper Loan, as I paid off my first?one very quickly.?Please help me in my endeavor to consolidate debt and to help build equity in my home.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453750
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1992	Debt/Income ratio:	28%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 6	Length of status:	12y 0m
Credit score:	660-679 (Apr-2010)	Total credit lines:	29	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$4,163	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	11
Screen name:	orducks23	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off higher interest cards
Purpose of loan:To pay off high interest CC
This loan will be used to?Pay off chase CC and Home Depot cc

My financial situation:stable but need to reduce interest rates
I am a good candidate for this loan because?I have paid all bills at current rates, only late payment I have ever had was joint account with former wife. have a good payment record on all CC and auto loan.

Monthly net income: $ $3235

Monthly expenses: $
??Housing: $500
??Insurance: $56
??Car expenses: $300
??Utilities: $200
??Phone, cable, internet: $125
??Food, entertainment: $75
??Clothing, household expenses $100
??Credit cards and other loans: $300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453754
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$187.98

Auction yield range:	8.04% - 13.00%	Estimated loss impact:	8.29%
Lender servicing fee:	1.00%	Estimated return:	4.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1970	Debt/Income ratio:	35%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 7	Length of status:	0y 6m
Credit score:	720-739 (Apr-2010)	Total credit lines:	16	Occupation:	Nurse's Aide
Now delinquent:	0	Revolving credit balance:	$7,641	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	25%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	derek-from-berkeley	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down debt while in school
Hello Everyone!

This is a debt-consolidation loan to erase some high interest credit cards. My credit score is good, since I have always managed responsibly and made my payments. When the recession hit last year, my income went down and I had to lean on my cards for day to day expenses. I've since taken a humbler job and returned to school to become a librarian.
I have financial aid to cover school, so I am taking on more debt. My goal here on Prosper is to reduce my personal credit card debt under favorable interest rates, so that by the time I finish grad school (2-3 years) I can focus on paying back my school loans.
I'm able to support myself with part-time work, and am still able to make timely payments. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453756
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$207.85

Auction yield range:	11.04% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1983	Debt/Income ratio:	14%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	21y 3m
Credit score:	680-699 (Apr-2010)	Total credit lines:	30	Occupation:	Postal Service
Now delinquent:	0	Revolving credit balance:	$18,814	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	magdalena	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	18 ( 95% )	680-699 (Latest)
Principal borrowed:	$7,350.00	< mo. late:	1 ( 5% )	660-679 (Feb-2010) 640-659 (Mar-2008) 620-639 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
No more Chase Credit Card
Purpose of loan:
This loan will be used to pay off my Chase Credit Card?

My financial situation:
I am a good candidate for this loan because I have had two previous Prosper loans that I paid off early
Chase credit card has raised my interest to 33% even so all my payments were made on time.?
Monthly net income: $? 4400

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453760
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 21.78%	Starting monthly payment:	$36.17

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 6	Length of status:	0y 11m
Credit score:	660-679 (Apr-2010)	Total credit lines:	44	Occupation:	Sales - Commission
Now delinquent:	1	Revolving credit balance:	$6,234	Stated income:	$1-$24,999
Amount delinquent:	$341	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	encourager41	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home repairs/To bridge gap in incom
Purpose of loan:
This loan will be used to? Help pay some immediate needs.

My financial situation:
I am a good candidate for this loan because? I am reilable, honest.? I paid off nearly $30,000 in credit card debt with very little income in about four and a half years.? I took the high road instead of filing for bankruptcy.? I dream of being 100% debt free someday.

Monthly net income: $ Varies, but about $2000 to $2090.

Monthly expenses: $ $1625
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453762
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 30.66%	Starting monthly payment:	$49.24

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2007	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	4	Current / open credit lines:	3 / 3	Length of status:	0y 8m
Credit score:	680-699 (Apr-2010)	Total credit lines:	3	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$2,039
Amount delinquent:	$0	Bankcard utilization:	21%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	generosity-enjoyment	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Much NEEDED car maintenance
Purpose of loan:
This loan will be used to? Pay for some needed car maintenance. One of the rims on my car got bent from hitting a pot hole and needs to be replaced, however the rims I have now are no longer in production. Also my tires are wearing down on the tread and need replacing. Thank you.

My financial situation:
I am a good candidate for this loan because?? I pay all my bills on time, and will have no problem paying off a small loan of this size. Thank you for your consideration!.
Monthly net income: $? 3,500.00

Monthly expenses: $
??Housing: $ 680.00
??Insurance: $
??Car expenses: $
??Utilities: $ 85.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $? 80.00
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453766
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1997	Debt/Income ratio:	12%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	6y 3m
Credit score:	640-659 (Apr-2010)	Total credit lines:	50	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	21
Screen name:	safe-liberty4	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off small bills
Purpose of loan:
This loan will be used to pay off some small utility and medical bills?
My financial situation:
I am a good candidate for this loan because I have a stable job and I work for the Federal Gov't which is not subject to recession layoffs & pymts can be taken directly from my chkn acct or payroll deduction
Monthly net income: $
5800 income + 781 child support
Monthly expenses: $
??Housing: $ 2400
??Insurance: $ 130
??Car expenses: $ 506
??Utilities: $?250
??Phone, cable, internet: $ 250
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 215 student loan
??Other expenses: $ 400 misc household
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453768
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$108.52

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1996	Debt/Income ratio:	4%
Basic (1-10):	1	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	0 / 0	Length of status:	1y 5m
Credit score:	660-679 (Apr-2010)	Total credit lines:	16	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	1/ 1	Homeownership:	No
Delinquencies in last 7y:	20
Screen name:	bid-brilliance1	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taxes and New Computer
Purpose of loan: Pay taxes and a new laptop computer
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $2550.00 per month?

Monthly expenses: $
??Housing: $ 650.00 rent
??Insurance: $ 130.00?
??Car expenses: $ 310.00
??Utilities: $ 20.00
??Phone, cable, internet: $ 35.00
??Food, entertainment: $ 200.00?
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 0.00
??Other expenses: $ 100.00 gas for car
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453772
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1997	Debt/Income ratio:	11%
Basic (1-10):	5	Inquiries last 6m:	9	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 7	Length of status:	9y 3m
Credit score:	680-699 (Apr-2010)	Total credit lines:	14	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$20,694	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	28%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	unbelievable-peace	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Private Note
Purpose of loan:
This loan will be used to pay off a private note that was used for minor home repairs.

My financial situation:
I am a good candidate for this loan because I will make my payments on time and may be able to pay off loan early.?

Monthly net income: $

Monthly expenses: $ 2350
??Housing: $ 1600
??Insurance: $
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $250
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453774
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,150.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$284.28

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1993	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	1y 7m
Credit score:	660-679 (Apr-2010)	Total credit lines:	26	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$17,422
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	taco794	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my debt
Purpose of loan:
This loan will be used to?pay off my debt.

My financial situation:
I am a good candidate for this loan because?I am a responsible individual who had some setbacks in the past year. I was a Member Services and Ad Operations Manager at a dot com and was laid off in September 2008. My credit score is low because I missed one payment for each of my credit cards (auto-pay error). Because of that my interest rate was increased to 29.99% and my minimum payment increased by $300 a month. Plus I was charged late fees, my credit limit was lowered below my existing balance, therefore I was charged over-the-balance fees. Lastly, my inactive open credit cards were closed which lowered my credit score. Before and since that incident, I have always paid on time and more than the minimum amount.? I have cut down my living expenses considerably? cancelling internet access, reducing rent by moving into a room instead of an apartment, selling furniture and sleeping on an airbed. I am determined to improve my financial situation. This site was shared to me by my loving and supportive sister who used it to clear her debt. The monthly payment from this loan is approximately the same amount that I am paying now, except that instead of taking 34 years to pay it off with your help it will be paid off in 3 years, and the interest is going to you instead of the credit card companies. Please note, the below ?Phone, cable, internet? expense is $95 for my cellular service. This is the most cost-effective plan for me, as I do not have a home phone it is my only means of communication for job searching, volunteer work, and family. If you have any questions, please email me. I check my account at the local library 3 days a week. Thank you for your help.

Second Note: My username was randomly selected as taco794. I am actually more of a burrito eater....?

Monthly net income: $ 2,035

Monthly expenses: $
? Housing: $ 450
? Insurance: $ 27
? Car expenses: $ 30
? Utilities: $ 0
? Phone, cable, internet: $ 95
? Food, entertainment: $ 300
? Clothing, household expenses $ 50
? Credit cards and other loans: $ 604
? Other expenses: $ 330

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453780
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2004	Debt/Income ratio:	72%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	6y 11m
Credit score:	640-659 (Apr-2010)	Total credit lines:	7	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$793	Stated income:	$25,000-$49,999
Amount delinquent:	$280	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	SupaCuz	Borrower's state:	Washington	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
just found a new job catching upnow
Purpose of loan:
This loan will be used to?fix my car and consolidate debt.

My financial situation:
I am a good candidate for this loan because? When i was going thru faxing my id information i was told by the operator i have a delinquency of 280 dollars i believe.? This is the first i knew about this and i am trying to take care of it now.? I have been as promp as i can with everything else as i was without a job for 2 months i am trying to now payoff all the debt i had and would be easier to just pay everything else at once and then just keep paying off this loan. I take my credit very seriously and to avoid more late fees i am turning to prosper for a hand.? Im a hard working 26 yr old man with a fiancee looking to take the next step, i never planned to be in this situation but here i am, hopefully it is a good experience and will encourage me to help out others in my situation in the future.

Monthly net income: $
2560

Monthly expenses: $
??Housing: $ moved back in with parents when i lost my job and will not have to pay rent for 2 or?3 months.? It will all go towards this loan
??Insurance: $ 150.00
??Car expenses: $?6500 to get it repaired
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 00
??Clothing, household expenses $ now 0
??Credit cards and other loans: $ best buy 1200 all at 0% interest and other?debt from an old apartment
??Other expenses: $ gas...I am open to any questions anyone might have just let me know and i will be happy to answer everything here is my cell phone number so anyone can contact me in regards to this. 425 area code 652 three seven eight five.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453884
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1999	Debt/Income ratio:	49%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	13 / 12	Length of status:	8y 8m
Credit score:	640-659 (Apr-2010)	Total credit lines:	22	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$12,343	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	12
Screen name:	credit-gala	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit card debt!
Purpose of loan:
This loan will be used to pay off credit card debt and one auto loan that has 12 months of payments left on it. My husband and I have a plan right now to be completely out of debt except for one other auto loan by the end of next year. Even though the Prosper loan will be a 36 month loan, I plan on having it paid off by the fall of 2011. I can do this because with the debts I will pay off with this loan, it will include the auto loan, a personal loan, and several cards which will free up more then $500 monthly in minimum payments. The Prosper Loan minimum payment due will use about half of that 500 . I will be using that extra money and adding an extra $500 monthly to pay off towards the principal of my remaining debt. This will free my husband and I of the credit card traps once and for all, and give my credit score a very nice boost in the period of one year. I plan on shredding my credit cards, and never using these as a way to live by again.
My Financial Situation:
????????As of April 2010, my financial situation is getting better. My husband and I look at our finances and set goals for ourselves. This is one of the biggest goals we have set, and with the help of Prosper we can more then exceed our expectations in how quickly we will get out of debt. ????????Now on a another note, you'll notice these nagging late payments in my personal records. 12 Prosper lists. To explain these late payments, I once worked with a local credit counseling service. To say they were bad is an understatement. I'd pay them a monthly payment, and they were supposed to pay my bills. I had thought it was a consolidation service, but in fact it was more like a middle man paying my bills. This company paid everything on the 16th, and the problem was some bills were due before this. Sometimes the company didn't pay the bill until later the next month. They were a horrible company, and it tarnished my records. I dumped them, but the damage was done, and the companies that were paid late refused to take the marks off my credit report.
Monthly Net Income: $3552
Monthly Expenses: $2936

Housing: $795
Insurance: $99
Car Expenses: $200 (gas)
Utilities: $34
Cable, Phone, Internet: $202
Food, Entertainment: $250, groceries
Clothing, Household expenses: $50
credit card and other loans: $1266 (2 Auto Loans, $341 & $402)
other: $40 gym
$616 left over, 500 of which will go towards principal on debt!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453914
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.48%	Starting borrower rate/APR:	8.48% / 8.82%	Starting monthly payment:	$189.35

Auction yield range:	3.04% - 7.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1993	Debt/Income ratio:	8%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	6y 5m
Credit score:	800-819 (Mar-2010)	Total credit lines:	19	Occupation:	Medical Technician
Now delinquent:	0	Revolving credit balance:	$4,554	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	10%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	adaptable-dedication8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Shifting Soils v3.0 - Foundation

Hi All!

Thanks to a fellow?member's ?advice ( you know who you are :) ), this listing is now??offered as "auction" format. So I hope?that the ?"third time is a charm". I appreciate all the help that I have received from other members, as I try to acquaint myself?with this great lending platform.

This loan will be strictly used to fix the foundation of my personal residence, and any other incidentals that may arise during the repair process. If any of you have ever lived in Dallas, you will?be familiar with ?the challenges?my family is?faced with. Homes and shifting soils aren't really a good match!?I've been trying to put it off...but waking up to an "off-kilter" computer monitor every morning has finally gotten the better of me. It's time to do something about it!. Thanks for your consideration of my challenges.

My financial situation:

I am a good candidate for this loan because I do not have any unpaid delinquencies on my credit report and pay all?debt related ?bills before any unnecessary spending.
I drive an ugly?vehicle that most grown men would be ashamed of, all in the name of being "fiscally responsible" :). Dave Ramsey would be proud!?
We have no car payments, and very manageable monthly consumer debt obligations?of less than $150/month, along with a modest house payment of under $1100/ month.

Thank you all for taking the time to consider my case.?
Please feel free?contact me if you have any further questions.
Wishing you all prosperity!.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453920
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1993	Debt/Income ratio:	9%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 5	Length of status:	7y 11m
Credit score:	660-679 (Apr-2010)	Total credit lines:	24	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$1,309	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	coin-volcano	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit card
Purpose of loan:
This loan will be used to pay off 3 credit cards and 3 small personal loans.? I want to combine them and work on paying them off.

My financial situation:
I am a good candidate for this loan because?
I pay my bills on time and am working hard to build my credit.? My goal is to get my debts paid off and save.

Monthly net income: $ 1416

Monthly expenses: $ 953
??Housing: $ 525
??Insurance: $ 29
??Car expenses: $ 35
??Utilities: $ 92
??Phone, cable, internet: $ 197
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 75
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453926
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,900.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$402.60

Auction yield range:	8.04% - 34.00%	Estimated loss impact:	7.83%
Lender servicing fee:	1.00%	Estimated return:	26.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	2 / 2	Length of status:	8y 7m
Credit score:	760-779 (Apr-2010)	Total credit lines:	9	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$2,118	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	12%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	rightpick	Borrower's state:	Florida	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Loan
Purpose of loan:
This loan will be used to help pay for my wedding. I'm relisting again with some helpful advice from bidders on here. I got to 88% funding this last time around. Hoping this will be the last attempt needed.

My financial situation:
I am a good candidate for this loan because I have more than enough money left over at the end of the month to make these loan payments. I'm self employed as a carpet installer (subcontractor) and although my monthly income does fluctuate depending on how many jobs I get in a given month, it is always enough to be able to cover these loan payments. I subcontract carpet installations for Lowes. People?purchase carpet there and need it installed, and Lowes calls me. I know at least one person has inquired as to how my business is doing with the slow down on construction of homes in Florida. But rest assured that it is not affecting me as my installations are on pre existing, occupied homes, not newly constructed homes. And just an FYI - My "revolving credit balance" is all from my American Express card that I pay for everything?with because of the?reward points and then pay in full every month. The only reason it shows a $2118 balance is because credit card companies report to the major credit bureaus just once a month and whatever your balance happens to be at that time?is what's going to go on your credit report. Just wanted you guys to realize that it's not debt that I can't get out of. It's just a choice to use My American Express card for everything to earn the reward points. And like I said it gets paid in full every month. Thank you in advance for your consideration in helping to fund my loan.

Monthly net income: Fluctuates between $3,800 and $4,500
Monthly expenses: $2,086
Housing: $846
Insurance: $80
Car expenses: $0 - Paid Off
Utilities: $140
Phone, cable, internet: $120
Food, entertainment: $400
Clothing, household expenses $100
Credit cards and other loans: $200 is usually near the minimum payment due?but the cards get paid in full every month
Other expenses (Gasoline, Cell phone): $200

P.S. I know it shows that I have 3 delinquencies in the past 7 years. All 3 of those were from a dispute with Capital One over a chargeback that they wouldn't grant me. I then decided "like a fool" not to pay them for the amount I was disputing. I only hurt myself. But that is old and due to fall off of my credit report in 2 months (June 2010). That's why it's not lending much weight on my credit score. Speaking of scores my personal plus score with Experian is actually 785 in case anyone was curious. And FYI -?I value my credit very much and will never default on this loan.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453938
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$214.70

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1993	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	5	Current / open credit lines:	6 / 5	Length of status:	2y 3m
Credit score:	680-699 (Apr-2010)	Total credit lines:	15	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$17,963
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	10
Screen name:	bonafide-integrity	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Appliances for brand new home!!!
Purpose of loan:
To purchase kitchen appliances for the new house my husband and I are building near Ft. Knox, KY.??

This is the first time we have built a home and I want to make sure that when we move in the kitchen appliances are on par with the rest of the house.? New and very nice!!!

My financial situation:
I am a good candidate for this loan because my husband and I have ample monthly income to pay this loan back.? I simply do not want to put my new appliances on a credit card at a high interest rate.??My preference would be to pay for the appliances in cash, but most of our flexible funds in the near future?are going to cover closing costs and other expenses assocated with the new house.? ?

Monthly net income: $7,224 (Household)

Monthly expenses: $ 5311
??Housing: $ 1,300
??Insurance: $ 280
??Car expenses: $?761
??Utilities: $ 150
??Phone, cable, internet: $ 170
??Credit cards and other loans: $?650
??Daughter in College (tuition, rent, food): $2000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453950
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1989	Debt/Income ratio:	36%
Basic (1-10):	4	Inquiries last 6m:	9	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	25 / 19	Length of status:	10y 5m
Credit score:	640-659 (Apr-2010)	Total credit lines:	68	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$19,843	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	39%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Worrysum	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:?Debt Consolidation.?

Im seeking This Loan From You all To Get Rid of My Very High Intrest Credit Cards, This Loan will help Me Move On, I have been Working at My Current Job at Verizon for 11yrs.. Thank You for Your Time in Looking....
Monthly net income: $ 2,800

Monthly expenses: $
??Housing: $?1123
??Insurance$ 100
??Utilities: $ 150
??Phone, cable, internet: $ 75
Food, entertainment: $?200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453956
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2000	Debt/Income ratio:	36%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	9 / 9	Length of status:	5y 3m
Credit score:	660-679 (Apr-2010)	Total credit lines:	36	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$3,478	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	103%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	breathtaking-payout1	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off some bills
Purpose of loan:
This loan will be used to? Pay?off my credit card loans for a lower payment and help boost my credit score.

My financial situation:
I am a good candidate for this loan because? I have a very secure job. I can easily make extra money(by working overtime or side jobs) if needed.?????

Monthly net income: $ 2700

Monthly expenses: $
??Housing: $ 750
??Insurance: $ 60
??Car expenses: $ 150
??Utilities: $ 0 paid by room mate
??Phone, cable, internet: $ 100
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 450
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453962
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$439.87

Auction yield range:	17.04% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1999	Debt/Income ratio:	40%
Basic (1-10):	1	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	10 / 4	Length of status:	20y 7m
Credit score:	680-699 (Apr-2010)	Total credit lines:	13	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	6
Screen name:	investment-pony8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real Estate Deals!!!
Purpose of loan:
This loan will be used to purchase a?real estate property?in florida.?I have a start up business in Florida,?I'm looking for capital to grow my real estate business. Right now there is huge opportunity to make money in real estate with all the foreclosures discount properties in Florida, this is the time to buy.Furthermore,?with my real estate knowlegde and my husband experience with rehabbing properties we can become financially free. We just lack?the funds to grow our business, Please help and you will not regret this.
My financial situation:
I am a good candidate for this loan because? I know lots of knowlegde about real estate and will lease option the property for monthly cash flow...

Monthly net income: $ 1,650

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 100
??Car expenses: $
??Utilities: $ 200
??Phone, cable, internet: $ 129
??Food, entertainment: $ 190
??Clothing, household expenses $?20
??Credit cards and other loans: $ 147
??Other expenses: $ 30
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453968
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$505.41

Auction yield range:	11.04% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1994	Debt/Income ratio:	51%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-5):	5	Current / open credit lines:	22 / 17	Length of status:	9y 1m
Credit score:	760-779 (Apr-2010)	Total credit lines:	49	Stated income:	$50,000-$74,999
Now delinquent:	0	Revolving credit balance:	$16,385
Amount delinquent:	$0	Bankcard utilization:	54%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	fund-rotation5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying of my credit debt
Purpose of loan:
This loan will be used to?
pay off my high intrest rate credit cards and it will benefit me because at the same time i can save money for my daughters college education
My financial situation:
I am a good candidate for this loan because?i always pay my bills on time in the?nine years that i have been paying my share of my mortgage i've never been late i finish what i start i consider my self very responsible and trust worthy when it comes to paying what i borrow
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453992
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,750.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$194.89

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1990	Debt/Income ratio:	39%
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 9	Length of status:	2y 9m
Credit score:	700-719 (Apr-2010)	Total credit lines:	53	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$13,617	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	60%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	ocxpunk	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	19 ( 100% )	700-719 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	(Sep-2009) 660-679 (Jul-2009) 640-659 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Payoff cards & consolidate payments
Purpose of loan:
This loan will be used to payoff a?two?credit cards that I have?not been using and?pay down the balance, but since I?have been?paying them off, the terms have changed recently.? One has a rate of 10.99 and the other has a rate of 22.99.? I owe a little more than this, but this would help me payoff the rest much easier with a steady payment.??My goal is to?pay?off?everything, completely in 3 years, and this is a clean way to get it done and not give the cc companies all the profits since they can choose to raise the rates up to close to 29% at any time they choose.?

I completed a small?prosper loan at 10.99% or something close to that, and this is my second loan attempt to complete the payoff on crecit cards that was started.

I am a good candidate for this loan because I have had no lates on my credit since early 2007?plus my employment is with a company that is growing.

Monthly net income: $ 3303

Monthly expenses: $
??Housing: $?850
??Insurance: $ 145
??Car expenses: $ 180
??Utilities: $?105
??Phone, cable, internet: $?30
??Food &?household items: $?390
? Clothing, childcare:? 460
??Other expenses: $ 75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453998
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	4	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	3 / 3	Length of status:	2y 3m
Credit score:	640-659 (Apr-2010)	Total credit lines:	25	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$5,082	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	tremendous-principal	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
car repair/medical
Purpose of loan:
This loan will be used to? vehicle repair and consolidation

My financial situation:
I am a good candidate for this loan because? I have an established practice with consistant income, major bills have been paid off and my only debts are a line of credit balance of only $4800, auto payment of $480.

Monthly net income: $
$5000-$6500/month
Monthly expenses: $
??Housing: $?0
??Insurance: $ 110
Car expenses: $200 + $480 car payment
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $?250
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 120
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454010
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,250.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.99%	Starting borrower rate/APR:	14.99% / 17.16%	Starting monthly payment:	$216.63

Auction yield range:	11.04% - 13.99%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2003	Debt/Income ratio:	26%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 10	Length of status:	2y 3m
Credit score:	660-679 (Apr-2010)	Total credit lines:	14	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$9,997	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	leverage-channel	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want to be debt free

??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454016
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,650.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.48%	Starting monthly payment:	$74.64

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1978	Debt/Income ratio:	13%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	23 / 22	Length of status:	9y 1m
Credit score:	660-679 (Mar-2010)	Total credit lines:	63	Occupation:	Executive
Now delinquent:	3	Revolving credit balance:	$288,869	Stated income:	$100,000+
Amount delinquent:	$7,358	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	merciful-deal4	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Sell this house
Purpose of loan:
This loan will be used to replace carpet and paint a second home that I am selling to downsize my life and improve my financial situation.

My financial situation:
I am a good candidate for this loan because I recently paid off two car loans and have freed up the funds to pay the requested loan.? I am also steadily employed with the same company for over 9 years.?

Monthly net income: $ 15,950

Monthly expenses: $
??Housing: $?10,400
??Insurance: $ 800
??Car expenses: $ 400
??Utilities: $?700
??Phone, cable, internet: $?100
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 2600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454022
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$94.26

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1989	Debt/Income ratio:	30%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 12	Length of status:	6y 8m
Credit score:	660-679 (Apr-2010)	Total credit lines:	39	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$5,660	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	65%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	pcball	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-679 (Jan-2010) 660-679 (Apr-2008)
Principal balance:	$2,072.63	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Pay off loanssave money to buy home
Purpose of loan:
This loan will be used pay off loans for myself and to save money for down payment for purchase of home in the next year.(Pay esisting prosper loan)

My financial situation:
I am a good candidate for this loan because?I am a school teacher with a guaranteed job.

Monthly net income: $ 3667.00

Monthly expenses$
??Housing: $ 550
??Insurance: $ 140
??Car expenses: $349
??Utilities: $ 90
??Phone, cable49, internet: $30
??Food, entertainment: $?300
??Clothing, household expenses $
??Credit cards and other loans: $?1200
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454034
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$493.78

Auction yield range:	4.04% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1990	Debt/Income ratio:	17%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 9	Length of status:	22y 11m
Credit score:	780-799 (Apr-2010)	Total credit lines:	22	Occupation:	Scientist
Now delinquent:	0	Revolving credit balance:	$206,114	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	45%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	best-stable-generosity	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay down adoption expenses
Purpose of loan:
This loan will be used to pay a revolving account that was used to fund international adoption from Armenia in August last year. I do not like to carry a balance on credit cards, and before divorce seven years ago I never had. What hit was a reduced limit on a home equity line during a remodel and, last year, an expensive international adoption. The adoption required significant expense that was to have been covered by parents, who ran into financial problems and could not fulfill promises. The adoption tax credit was virtually eliminated for us because our combined income exceeded the federal limit. This prosper loan is an important part of my "eliminate credit card debt" program.

My financial situation:
I am a good candidate for this loan because my wife and I have substantial W-2 income, are current on all obligations, and currently pay a monthly amount on the credit card that will be paid down that is more than the repayment amount on this loan. I have never defaulted on any financial obligation ever: loans, utility bills, medical, etc.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454040
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$300.42

Auction yield range:	8.04% - 24.56%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1999	Debt/Income ratio:	14%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	3y 1m
Credit score:	780-799 (Apr-2010)	Total credit lines:	15	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,130	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	20%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	sweet-moola9	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Private Note
Purpose of loan:
This loan will be used to pay off a private note used for minor home improvements
My financial situation:
I am a good candidate for this loan because I will make my payments on time and pay the loan back as quickly as possible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454046
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$743.27

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2003	Debt/Income ratio:	>1000%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 7	Length of status:	0y 6m
Credit score:	640-659 (Apr-2010)	Total credit lines:	20	Occupation:	Tradesman - Carpent...
Now delinquent:	0	Revolving credit balance:	$3,286	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	happyhands	Borrower's state:	Maryland	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MACHINERY AND WEBSTIE FOR MY SHOP
Purpose of loan:
This loan will be used to buy machinery and to build a website.

My financial situation:
I am a good candidate for this loan because I work hard to keep my credit in tact, I pay my bills in time, ?

Monthly net income: $ 3.000.00 - $4.000.00

? PS.? I AM ALSO LOOKING FOR INVESTORS TO INVEST IN MY COMPANY FOR 5 - 6 YEARS. ? IF YOU LIVE IN THE DC. VA. MD. METRO?AREA??AND HAVE AN INTREST,? PLEASE CONTACT ME FOR MORE DETAILS,? WILL PAY? 15 - 18%

Monthly expenses: $
??Housing:??
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454058
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$443.31

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2005	Debt/Income ratio:	13%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	8y 2m
Credit score:	680-699 (Apr-2010)	Total credit lines:	8	Occupation:	Accountant/CPA
Now delinquent:	2	Revolving credit balance:	$321	Stated income:	$75,000-$99,999
Amount delinquent:	$637	Bankcard utilization:	10%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	hopeful-repayment	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want to eliminate bad rates
Purpose of loan:
Pay off some of my student loans and reduce the principal on some of my outstanding debt.

My financial situation:
I am a college graduate who is very responsible.? I am currently pursuing my Masters from UCLA however my undergrad debt (loans) are bit uncomfortable because of the interest rates.? When I was younger I fell for the first time card holder deals and was a bit irresponsible.? Although my credit is clean, my debt is keeping my score down.? My ambition is to purchase a home and take advantage of the govt tax credit that has been extended.? I've save quite a bit of money however I will need it for my closing costs.? By paying down my cards and eliminating the balance on my student loans, my score will rise to where it should be.? I make pretty good money and have virtually no costs of living whereas I am a single woman with no children.? School and work are my focus at this time.? I am financing my current education myself and not going to get any new school loans.

Monthly net income: $

Monthly expenses: $
??Housing: $?? 1000
??Insurance: $?? 250
??Car expenses: $?? 300
??Utilities: $??? 250
??Phone, cable, internet: $? 50
??Food, entertainment: $? 150
??Clothing, household expenses $ 150
??Credit cards and other loans: $?? 670
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454070
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$143.60

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	23%
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	16 / 12	Length of status:	2y 0m
Credit score:	680-699 (Apr-2010)	Total credit lines:	27	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$13,948	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	73%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Bobby8888	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,550.00	< mo. late:	0 ( 0% )	700-719 (Aug-2009) 620-639 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Family Emergency, please help!
Purpose of loan:
This loan will be used to? help my family to get through the current financial hardship.. Any help would be greatly appreciate.? Thank you.

My financial situation:
I am a good candidate for this loan because?I have had no lates, collections, or other negative marks on my credit. I have no outstanding collections and everything on my credit report is current.

Monthly net income: $ 6000

Monthly expenses: $ 3200
? Housing: $1500
? Insurance: $200
? Car expenses: $100
? Utilities: $100
? Phone, cable, internet: $0 - I work for a telecom company
? Food, entertainment: $500
? Clothing, household expenses $300
? Credit cards and other loans: $500
? Other expenses: $
Information in the Description is not verified.